                                                                    Exhibit 10.7



                          GLOBAL OEM PURCHASE AGREEMENT

                                     BETWEEN

                            LUCENT TECHNOLOGIES INC.

                                       AND

                                NETRO CORPORATION

                                TABLE OF CONTENTS


                                                                                                                 PAGE
                                                                                                                 ----
SECTION A:  PRODUCT SPECIFIC TERMS AND CONDITIONS.................................................................1
ARTICLE 1 - MATERIAL .............................................................................................1
ARTICLE 2 - AGREEMENT EFFECTIVE PERIOD............................................................................1
ARTICLE 3 - PRICE AND DISCOUNTS...................................................................................1
ARTICLE 4 - PAYMENT TERMS.........................................................................................3
ARTICLE 5 - FOB ..................................................................................................3
ARTICLE 6 - FREIGHT CLASSIFICATION................................................................................3
ARTICLE 7 - NON-EXCLUSIVE MARKET RIGHTS...........................................................................3
ARTICLE 8 - SPECIFICATIONS OR DRAWINGS............................................................................4
ARTICLE 9 - SOFTWARE LICENSE GRANT................................................................................4
ARTICLE 10 - PRODUCT DOCUMENTATION................................................................................4
ARTICLE 11 - INSPECTION...........................................................................................5
ARTICLE 12 - QUALITY .............................................................................................5
ARTICLE 13 - PACKING, LABELING AND SERIALIZATION.................................................................10
ARTICLE 14 - PURCHASE ORDERS.....................................................................................10
ARTICLE 15 - SHIPPING INTERVAL...................................................................................10
ARTICLE 16 - WARRANTY ...........................................................................................12


                                                                                                                 PAGE
                                                                                                                 ----
ARTICLE 17 - RADIATION, SAFETY AND NETWORK COMPLIANCE STANDARDS..................................................13
ARTICLE 18 - REPAIRS NOT COVERED UNDER WARRANTY..................................................................15
ARTICLE 19 - REPAIR PROCEDURES...................................................................................16
ARTICLE 20 - CONTINUING AVAILABILITY AND ENHANCEMENT.............................................................16
ARTICLE 21 - TECHNICAL SUPPORT...................................................................................18
ARTICLE 22 - TRAINING ...........................................................................................18
ARTICLE 23 - MARKING ............................................................................................18
ARTICLE 25 - NOTICES ........................................... ................................................18
ARTICLE 26 - VARIATION IN QUANTITY...............................................................................19
ARTICLE 27 - SHIPPING ...........................................................................................19
ARTICLE 28 - INVOICING...........................................................................................19
ARTICLE 29 - TITLE AND RISK OF LOSS..............................................................................20
ARTICLE 30 - DEFAULT ............................................................................................20
ARTICLE 31 - SURVIVAL OF OBLIGATIONS.............................................................................20
ARTICLE 32 - INFRINGEMENT........................................................................................20
ARTICLE 33 - INFORMATION.........................................................................................21
ARTICLE 34 - IDENTIFICATION......................................................................................23
ARTICLE 35 - INSIGNIA ...........................................................................................23
ARTICLE 36 - THIS ARTICLE INTENTIONALLY LEFT BLANK...............................................................24
ARTICLE 37 - COMPLIANCE WITH LAWS................................................................................24
ARTICLE 38 - FORCE MAJEURE.......................................................................................24

ARTICLE 39 - ASSIGNMENT..........................................................................................24
ARTICLE 40 - TAXES ..............................................................................................24
ARTICLE 41 - GOVERNMENT CONTRACT PROVISIONS......................................................................24
ARTICLE 42 - RIGHT OF ENTRY......................................................................................24
ARTICLE 43 - RELEASES VOID.......................................................................................25
ARTICLE 44 - SERVICES ...........................................................................................25
ARTICLE 45 - IMPLEADER...........................................................................................25
ARTICLE 46 - TOXIC SUBSTANCES AND PRODUCT HAZARDS................................................................25
ARTICLE 47 - CHLOROFLUOROCARBONS.................................................................................26
ARTICLE 49 - INDEMNITY...........................................................................................27
ARTICLE 50 - CHOICE OF LAW.......................................................................................27
ARTICLE 51 - SEVERABILITY........................................................................................28
ARTICLE 52 - CLAUSE HEADINGS.....................................................................................28
ARTICLE 53 - WAIVER .............................................................................................28
ARTICLE 54 - ENTIRE AGREEMENT....................................................................................28
ARTICLE 55 - MONTHLY ORDER AND SHIPMENT REPORTS..................................................................28
ARTICLE 56 - OPTION TO EXTEND....................................................................................28
ARTICLE 57 - NEW AND CHANGED METHODS, PROCESSES AND EQUIPMENT....................................................29
ARTICLE 58 - SAMPLES ............................................................................................29
ARTICLE 59 - THIS ARTICLE INTENTIONALLY LEFT BLANK...............................................................29
ARTICLE 60 - OZONE DEPLETING SUBSTANCES LABELING.................................................................29

ARTICLE 61 - HEAVY METALS AND/OR CFC IN PACKAGING................................................................30
ARTICLE 62 - MEDIATION...........................................................................................30
ARTICLE 63 - ELECTRONIC DATA INTERCHANGE (EDI)...................................................................30
ARTICLE 64 - BAR CODE SHIPPING AND RECEIVING LABELS..............................................................30
ARTICLE 65 - THIS ARTICLE INTENTIONALLY LEFT BLANK...............................................................31
ARTICLE 66 - AUDIT ..............................................................................................31
ARTICLE 67 - RECORDS ............................................................................................31
ARTICLE 68 - THIS SECTION INTENTIONALLY LEFT BLANK...............................................................31
ARTICLE 69 - INSTALLATION/CUTOVER ASSISTANCE.....................................................................31
ARTICLE 70 - EMERGENCY SERVICE...................................................................................31
ARTICLE 71 - INVOICING FOR GOODS.................................................................................32
ARTICLE 72 - YEAR 2000 WARRANTY..................................................................................32

APPENDIX     DESCRIPTION
--------     -----------
  A          PRICE SCHEDULES
  B          DELIVERY SCHEDULE
  C          TECHNICAL SPECIFICATIONS
  D          TARGET CUSTOMER LIST
  E          PRODUCT ROLLOUT
  F          SUPPORT GUIDE
  F-1        REPAIR SCHEDULE
             WARRANTY ELIGIBILITY SYSTEM

                            LUCENT TECHNOLOGIES INC.
                         GLOBAL PURCHASING ORGANIZATION
                                 GUILFORD CENTER
                                 P.O. BOX 25000
                            GREENSBORO, NC 27420-5000
                               PHONE 336-279-7000



Netro Corporation                                      Contract No.  GN11980056
Building 3                                                         Page 1 of 35
3860 North First Street
San Jose, CA 95134


This Agreement is made by and between Lucent Technologies Inc. (hereinafter "Company") having an office at 1600 Osgood Street, North Andover, MA 01845, and Netro Corporation (hereinafter "Supplier") having an office at 3860 North First Street (Building 3), San Jose, CA 95134.


                SECTION A: PRODUCT SPECIFIC TERMS AND CONDITIONS

ARTICLE 1 - MATERIAL

"MATERIAL" as used in this Agreement shall mean Supplier's broadband, point - to multipoint, wireless access network products as specified in Appendix C. Such MATERIAL is hereby offered for sale by Supplier and may be purchased by Company in accordance with the terms, conditions and specifications stated in this Agreement. This Agreement is a non-commitment agreement and MATERIAL shall be furnished by Supplier on an as-ordered basis.

The parties acknowledge that Company reserves the right to manufacture MATERIAL covered under this Agreement and similar products in Company's own facility and that the manufacture of such MATERIAL may have a substantial impact on Company's future purchases under this Agreement. Company will give Supplier written notice nine months in advance of shipment of the first finished product of any new Company product line which operates in the same frequency band and is intended to be a competing or replacement product for the MATERIAL covered by this agreement.


ARTICLE 2 - AGREEMENT EFFECTIVE PERIOD

The term of this Agreement shall commence on the execution date of this Agreement and shall, continue in effect thereafter for three full years.

ARTICLE 3 - PRICE AND DISCOUNTS

39 GHz MATERIAL shall be defined as point to multipoint products designed to operate within a system whose air interface is within the range of 39 to 40 GHz. Non-39 GHz MATERIAL shall be defined as those products designed to operate within a system whose air interface is outside this range.

Prices and discounts for 39 GHz and non-39 GHz products shall be as shown in Appendix A. Prices and discounts as listed in Appendix A shall remain in effect during the term of this Agreement. In addition, for non-39 GHz products, Supplier agrees to furnish MATERIAL to Company on terms and conditions (including price) as favorable as provided to any of Supplier's other distributors with similar volumes of MATERIAL being purchased from Supplier. In the event that the Company and the Supplier reach an agreement for Company funding of an accelerated development of the Supplier's 39 GHz products, Supplier agrees to furnish MATERIAL to Company on terms and conditions (not including price) as favorable as provided to any of the Supplier's other distributors with similar volumes of MATERIAL being purchased from Supplier. In addition, for two years from the first commercial delivery of 39 GHz MATERIAL to Company, Supplier agrees to supply 39 GHz MATERIAL to Company at a price at least [***] lower than provided to any of the Supplier's other distributors with similar volumes.

A target customer list is shown in Appendix D. Supplier agrees that MATERIAL furnished to Company will be priced at least [***] percent ([***]%) below the price at which Supplier furnishes MATERIAL to any direct end user customers on the then current target list who make purchases of similar annual volume. Customers may be added or deleted from the target customer list by mutual consent of both Company and Supplier.


Discount Calculation:

For the purposes of calculating the pricing discounts under this Agreement, the annual value for quantities of MATERIAL ordered by Company will be measured in one-year intervals starting from the execution date of this Agreement. For MATERIAL ordered by Company during each one-year period, for delivery within that same one-year period, Supplier shall provide a pricing discount to Company established at the maximum discount level for the maximum value for aggregate quantities of MATERIAL to be ordered by Company. Discounts and values for quantities of MATERIAL are shown on Appendix A. Should the total annual value of Company's aggregate orders for MATERIAL, for delivery within that same one-year period, covered under this Agreement fall short of the aggregate value of orders established for Supplier's pricing discount, Company shall reimburse Supplier for the difference in price between the price for quantities of MATERIAL ordered at the lower discount level and the price invoiced to Company at the higher discount level.


[***] CONFIDENTIAL TREATMENT REQUESTED

Notwithstanding the above, should Supplier be unable to deliver Company's required quantities, per MATERIAL description shown in this Agreement and ordered within the one-year interval periods stated herein, Company shall not be required to reimburse Supplier the value for shortfall quantities shown in Appendix A.

Price Revision

Prices shown in this Agreement shall be reviewed every six months after the inception date of this Agreement for the purpose of mutually determining price revision. In addition, should the parties mutually determine that prices should be reviewed prior to the six months review period, either party may initiate a review of prices under this Agreement by giving written notice to the other at least sixty (60) days prior to the proposed effective date of such price review. If the parties fail to agree upon revised prices by the proposed effective date of price review, then at no obligation or liability to Company, Company reserves the right to cease placing future orders with Supplier. Company's orders which Supplier has in Supplier's possession shall be invoiced at current contract prices.


ARTICLE 4 - PAYMENT TERMS

Invoices shall be paid in accordance with the terms in this Agreement, and due dates for payment shall be computed from the date of receipt of invoices by Company. Payment terms are net 45 days.


ARTICLE 5 - FOB

The MATERIAL shall be shipped FOB San Jose, California, freight charges collect except RPS if available, otherwise UPS of which either will be prepaid and billed.


ARTICLE 6 - FREIGHT CLASSIFICATION

MATERIAL purchased under this Agreement shall be shipped to Company or Company's customers subject to freight charges appropriate for goods classified as Set, Radio IMP/Wireless Released Value not exceeding $3 per pound.


ARTICLE 7 - NON-EXCLUSIVE MARKET RIGHTS

It is expressly understood and agreed that this Agreement neither grants to Supplier an exclusive right or privilege to sell to Company any or all products of the type described in the "MATERIAL" clause which Company may require, nor requires the purchase of any MATERIAL or other products from Supplier by Company. It is, therefore, understood that Company may contract with other manufacturers and suppliers for the procurement of comparable products. In addition, Company shall, at its sole discretion, decide the extent to which Company will market, advertise, promote, support or otherwise assist in further offerings of the MATERIAL.

In accordance with the notification requirements outlined in Article 25, NOTICES, Supplier shall provide Company with at least thirty (30) days prior written notice of any change (including any updates of enhancements) proposed to be made by Supplier in the MATERIAL furnished pursuant to said Specification under this Agreement.

Supplier agrees that purchases by Company under this Agreement shall neither restrict the right of Company to cease purchasing nor require Company to continue any level of such purchases.

This Agreement shall not prohibit Supplier from selling MATERIAL to third parties or directly to end users in any country or market.

Company agrees to provide Supplier reasonable and timely notice in the event Company intends to provide a customer competing MATERIAL from an alternate vendor. Supplier agrees to provide Company with a list of Supplier's other worldwide OEM partners. Further, Supplier agrees to give Company reasonable and timely notice in the event that Supplier forms or intends to form any new worldwide OEM relationships.


ARTICLE 8 - SPECIFICATIONS OR DRAWINGS

Specifications are shown in Appendix C attached and made a part of this Agreement.

In accordance with the notification requirements outlined in Article 25, NOTICES, Supplier shall provide Company with at least thirty (30) days prior written notice of any MATERIAL change in form, fit or function that would change Company or Company's customer's network proposed to be made by Supplier in the MATERIAL furnished pursuant to said Specification under this Agreement.

If Company, in its sole discretion, does not agree to the change proposed by Supplier, then in addition to all other rights and remedies at law or equity or otherwise, and without any cost to or liability or obligation of Company, Company shall have the right to terminate any or all purchase orders for MATERIAL affected by such change.


ARTICLE 9 - SOFTWARE LICENSE GRANT

Except as stated otherwise in this Agreement, Company shall have a world-wide, non-exclusive, royalty-free, perpetual, license transferable with the MATERIAL to use, reproduce and sublicense all software furnished to Company by Supplier under this Agreement. Company will not reverse compile or disassemble the software, nor will Company reproduce the software for the purpose of furnishing it to others.


ARTICLE 10 - PRODUCT DOCUMENTATION

Supplier agrees to furnish, at no charge, product documentation, and any succeeding changes thereto, as described in the Technical Specification. Company may use, reproduce, reformat, modify and distribute such product documentation.

Company agrees to reproduce Supplier's copyright notice contained in any documentation reproduced without change by Company. For documentation which is reformatted or modified by Company, Company shall have the right to place only Company's own copyright notice on the reformatted or modified documentation. It is the intent of the parties that Company's copyright notice shall be interpreted to protect the underlying copyright rights of Supplier to the documentation to the extent such underlying rights are owned by Supplier. Supplier will correct promptly, by providing replacement or updates, any defects in Documentation which the Supplier becomes aware of and/or about which the Company notifies the Supplier, that may result in a product service loss or could result in a safety hazard.


ARTICLE 11 - INSPECTION

Source Inspection is required and Supplier shall notify the resident Company quality representative or the Company's Engineering & Environmental Technologies
- Supplier Quality Services (E&ET-SQS), P.O. Box 900, Princeton, NJ 08542-0900m Tel. 609-639-3168. Overnight mail should be addressed to Route 569, Carter Road, Hopewell, NJ 08525. Arrangements will be made by Company for inspection of MATERIAL five (5) days prior to shipment. Supplier shall provide, without charge, any production testing facilities and personnel requirement to inspect the MATERIAL under Quality Program Specification QPS 20.171 which may be changed from time to time with Supplier's written approval, which specifications will be attached and made a part of this Agreement to determine that the MATERIAL meets the requirements of the specifications. Company shall have the right to review the test setups test procedures, and test data used by Supplier in meeting the specifications. After the MATERIAL has been manufactured and is ready for shipment to Company, Supplier shall contact E&ET-SQS for source inspection of the product prior to its shipment. The average E&ET-SQS response time shall be two business days and not to exceed five (5) business days. Failure of Company to inspect MATERIAL at the announced date will not prevent Supplier from invoicing Company for the MATERIAL to be shipped.


ARTICLE 12 - QUALITY

(A) Supplier commits to ensure that all manufacturing, and design operations, including any key sub-contractor, or contract manufacturing suppliers, which contribute to the design, development, production, delivery and service of material are ISO 9000 registered by an accredited Registrar have an equal registration (in case of overseas supplier).

(B) Supplier commits to having a continuous improvement program in place which will allow it to attain and maintain "acceptable" ratings (or equivalent) on all quality system elements per Supplier Capability Assessment (SCA), or other type of Company assessment, as periodically performed by Company. An "acceptable" element is defined as one where the quality system meets the "general intent" of the quality system element and is fully implemented to maintain the quality system and product quality. No significant deficiencies encountered that would jeopardize the quality system, and product quality and/or reliability.

(C) Supplier commits to establish quality control (QC) verification points throughout the manufacturing process. These verification points should be located in-process as well as after MATERIAL has completed all manufacturing operations. The scope of these QC verification points shall be to valid through visual and mechanical inspections and tests, and with the use of statistically valid sampling plans, that MATERIAL conforms to Supplier's manufacturing, product and process specifications, standards of acceptable workmanship, as well as other specification's which may be provided by Company. Company reserves the right to review these QC points and make suggestions for improvement. Supplier commits to address these suggestions through the implementation of appropriate corrective actions.

(D) Supplier commits to establish an end of the line Quality Assurance product audit on material by 12/1/98. The focus of this audit shall be to replicate user application of MATERIAL as specified by Company's customer. Test and examination of MATERIAL under the quality audit shall be at a system level, and shall include but is not limited to:

         a) Exercising said MATERIAL over the full spectrum of temperature ranges over which MATERIAL is designed to operate.

         b) Full operation of MATERIAL over a period of time not less than to ensure best practice and quality.

         c) A system for continuous monitoring of all primary and ancillary product functions and fault detection of the MATERIAL while under this test.

         Supplier shall continuously review customer return data to ensure that the scope of the product quality assurance audit function includes the requirement(s)/condition(s) under which the return failed.

         Supplier shall perform a detailed failure mode analysis of all MATERIAL found defective through the quality assurance audit in line with the requirements and process outlined in paragraph F.

         Supplier agrees to provide to Company on a monthly basis, results of the quality assurance product audit in a format specified by Company.

(E) Supplier commits to establishing a program of tracking return rates. The following is the suggested method for tracking, calculating, and tracking customer returns. Company and supplier may mutually agree to modify this method as appropriate. MATERIAL which has been in operation for any period of time up to, and including one full year shall be considered part of this tracking program. For the purpose of this article, the term "product" shall be used to define the lowest replaceable unit (lru) of MATERIAL supplied to Company.

         For the purpose of calculating the return rate, the following definitions apply:

         RTM(x) = The quantity of lru's which were manufactured in the Target Month;(x) that have been returned during the period beginning the 4th month after the Target Month and ending the 15th month from the Target Month.

         PTM(x) = The total number of lru's in the Target Month;(x).

         All returns will be included in the calculation of the return rate including, but not limited to, failures, no trouble founds, and recalls.

         A Target Quarter Return Rate (TQRR) is to be calculated using the following equation:

         TQRR = 10,000 x [[RTM(l)+RTM(2)+RTM(3)]/[PTM(l)+PTM(2)+PTM(3)]]

         Where:

         "(1)" refers to the first month of the Target Quarter "(2)" refers to the second month of the Target Quarter "(3)" refers to the third month of the Target Quarter

         This calculation shall be made on a quarterly basis for the product manufactured under this contract.

         The Supplier agrees to update and report TQRR's on a quarterly basis to Company, and to comply with the Annual Return Rate (ARR) requirement in accordance with the following schedule:

         System Component                 MTBF(yrs)       ARR(1st yr)      (2nd yr)     (3rd yr EOL)
         Base Station Shelf                [***]            [***]%          [***]%          [***]%
         Base Sector Controller            [***]            [***]%          [***]%          [***]%
         Base Modem Unit                   [***]            [***]%          [***]%          [***]%
         Base Radio Unit                   [***]            [***]%          [***]%          [***]%
         Subscriber Access System          [***]            [***]%          [***]%          [***]%
         Subscriber Radio Unit             [***]            [***]%          [***]%          [***]%

         The ARR is 10,000 times the summation of the number of returns received for the Target Months of the Manufacture Year divided by the summation of the manufacturing populations for the Target Months of the Manufacture Year. Supplier commits to provide to company on a monthly basis, the cumulative year to date results of the ARR until the annual measurement requirement is due.

(F) Supplier commits to establishing a system for tracking and analysis all MATERIAL returned by Company to it, as well as any MATERIAL failures which occur through the company's end of the line quality assurance audit. For all MATERIAL in the above two categories, supplier shall perform a failure mode analysis, which at a minimum will be down to the component level. Component level failure modes will be recorded, and failed components found defective will be accumulated for the purpose of determining repetitive occurrences.

         Material shall be considered defective if it fails to meet the warranty specifications under this Agreement (including performance and appearance Specifications) or if during customer testing, installation, or use, the MATERIAL fails to operate as expected or specified.

         If the analysis of a Company return is found to be within the specifications of this agreement (i.e., a no trouble found condition), then Supplier shall track these no trouble found conditions and notify Company of said findings at a minimum of a monthly interval, so that appropriate investigative measures may be taken to determine the root cause.

(G) If a Target Quarter Return Rate (TQRR) is found to exceed the applicable ARR requirements specified in paragraph E, or repetitive occurrences are observed with regard to component level failures then the supplier shall provide a written Corrective Action Report to the Company, explaining in detail the nature of the problem detected, and the


[***] CONFIDENTIAL TREATMENT REQUESTED
         step(s) Supplier proposes to correct the problem. As part of the plan to correct the problem, it is agreed that the Supplier shall:

         a)       Incorporate the remedy in affected MATERIAL.

         b) Ship all subsequent MATERIAL incorporating the required modification correcting the problem at no additional charge to Company; and

         c) Repair and/or replace previously shipped MATERIAL that may contain the same problem trend. In the event that Company incurs costs due to such repair and/or replacement, including but not limited to labor and shipping costs, Supplier shall reimburse Company for such costs. Supplier shall bear risk of in transit loss and damage for such repaired and/or replaced MATERIAL.

         Supplier and Company shall mutually agree in writing as to the implementation schedule of the corrective action plan. Supplier agrees to use its best efforts to implement the plan in accordance with the agreed upon schedule. It is also agreed that the Company shall be entitled to postpone at no charge to Company, further deliveries of orders until such time as the remedy is implemented consistent with this Article.

(H) As part of a program of continuous improvement, Supplier agrees to establish annually, improvement goals for a series of key quality objectives. These goals should include, but are not limited to a) customer return rates as specified in Article E, b) Quality Assurance product quality audit defect rates, c) final system test yields. Supplier agrees to track these goals on a monthly basis, and to commit the resources necessary for the attainment of these goals.

(I) The following paragraph Summarizes the requirements for providing data and information to Company as per paragraphs A through H.




---------------------------------------------------------------------------------------------------------------------
Ref.                                                                                     Company's
Par.  #     Data Required                         Frequency                              Recipient
---------------------------------------------------------------------------------------------------------------------
A           Corrective Action Response to         As dictated by Assessment              Lead Assessor Assessment

B           ISO Registration copies               When requested by Company              To be specified by Company

C           Corrective Action response to         As dictated by the audit               To be specified by Company
            company's audit of QC practices

D           Quality Assurance Results             Monthly                                Company's quality QA contact

E           Monthly Return Rate data              Quarterly                              Company's quality QA contact


E           Annual Return Rate Summary Results    Monthly                                Company's quality QA contact

F           "No trouble  founds"  summary         Monthly                                Company's quality QA contact
            data on customer returns

G           Corrective Action Report              As dictated by Supplier's data on      Company's quality QA contact
                                                  repetitive component level failure
                                                  mode analysis (FMA) on customer
                                                  returns

G           Corrective Action Report              If return rates exceed                 Company's quality QA
                                                  pre-established thresholds per         contact paragraph E

H           Quality Improvement Goals             Annually                               Company's quality QA contact

            FMA                                   Based on persistent history of         To be specified by Company
                                                  similar of failure or as requested

            Change in Manufacturing Location                                             To be specified by Company

            Change in Key Management or programs                                         To be specified by Company

            Major Process Changes                                                        To be specified by Company
---------------------------------------------------------------------------------------------------------------------


(J) In the event that the Supplier 1) exceeds the Annual Return Rate established in Article E by more than 50% during any period of three months or more, then Company may cancel or postpone other orders. Supplier reserves the right to instruct Company to return all MATERIAL that is affected by the problem for full refund, payable by Supplier to Company within thirty (30) days after receipt of returned material (with risk of loss or in-transit damage to be borne by Supplier).

In the event that Supplier fails to complete and issue Corrective Action Reports as required in Article G, Company may put Supplier on notice that continued non-compliance for more than 30 days could result in cancellation or postponement of orders.


ARTICLE 13 - PACKING, LABELING AND SERIALIZATION

MATERIAL purchased, repaired, replaced or refurbished under this Agreement shall be packed, labeled and serialized by Supplier at no additional charge in accordance with WES specifications attached hereto and made a part hereof as changed from time to time with Supplier's written approval, which specifications are attached and made a part of this Agreement.


ARTICLE 14 - PURCHASE ORDERS

Purchase orders issued under this Agreement shall be sent to the following address:


         Netro Corporation
         3860 North First Street (Bldg. 3)
         San Jose, CA  95134

         Attention:  Sales Department

Purchase orders shall specify: (a) description of MATERIAL, inclusive of any numerical/ alphabetical identification referenced in the price list in this Agreement, (b) delivery date, (c) applicable price, (d) location to which the MATERIAL is to be shipped and (e) location to which invoices shall be sent for payment.

Company shall be allowed to reschedule orders in accordance with following terms:


         0-30 days             [***]
         30-60 days            Up to [***] of Order Value may be rescheduled
         60+ days              [***] rescheduling

Company will use reasonable efforts to avoid excessive rescheduling.

Forecasts: Company shall strive to provide Supplier with six-month rolling forecasts which will be updated monthly. Such forecasts shall not constitute a commitment by Company.


ARTICLE 15 - SHIPPING INTERVAL

The delivery schedule applicable to each purchase order will be agreed upon by Supplier and Company and set forth in the purchase order. (Note: Supplier has indicated that MATERIAL can be shipped within the time interval shown in Appendix B).

In the event that Supplier exceeds the above maximum interval, then in addition to all other rights and remedies at law or equity or otherwise, and without any liability or obligation of Company, Company shall have the right to: (a) cancel such purchase order, or (b) extend such delivery date to a later date, subject, however, to the right to cancel as in (a) preceding if delivery is not made or performance is not completed on or before such extended delivery


[***] CONFIDENTIAL TREATMENT REQUESTED
date. If Company elects to extend such delivery date, Supplier agrees to absorb the difference between the charges to ship normal transportation and the charges to ship premium overnight.

Supplier acknowledges that a pattern of failure to deliver fully conforming MATERIAL within the time specified in this Agreement or in an order placed pursuant to this Agreement will cause serious damage to Company. If a pattern of late or non-conforming delivery emerges, Supplier agrees to pay to Company, as liquidated damages sustained by Company resulting from such delays, and not as a penalty, sums shown in the following table:

            No penalty during 10 day grace period
            1 % per week following grace period
            maximum 7% penalty

Company shall have the right to offset amounts owed to it as liquidated damages under this clause against any amounts owed to Supplier under this Agreement, under any orders placed pursuant to this Agreement, or under any other agreement.

In addition to the payment of liquidated damages for ordered MATERIAL, Supplier's failure to deliver conforming MATERIAL within the time specified in this Agreement or such order, shall give Company the right at any time to cancel this Agreement or any orders, placed pursuant to this Agreement, in whole or in part, and to place no future orders under this Agreement. If Company elects to cancel an order on which liquidated damages for late delivery are still accruing, such accrual shall cease on the effective date of the cancellation.

These provisions concerning late delivery of conforming material are intended to be and shall be cumulative and in addition to every other remedy now or hereafter possessed by Company for other than late delivery, including but not limited to its rights to recover damages under the WARRANTY clause in this Agreement.

Company shall be allowed to cancel purchase orders or items within purchase orders subject to the following fee schedule:


    Days from Scheduled Delivery                  Charge for Cancellation
           0-30 days                                [***] of reduction $
           30-60 days                               [***] of reduction $
           60+ days                                 [***] of reduction $
           90+ days                                 [***] of reduction

ARTICLE 16 - WARRANTY

Supplier warrants to Company and Customers, as defined in this clause, that MATERIAL furnished will be new, merchantable, free from defects in design (except to the extent designed


[***] CONFIDENTIAL TREATMENT REQUESTED
by Company), material and workmanship and will conform to and perform in accordance with the specifications, drawings and samples set forth in this Agreement for a period of sixteen (16) months from date of shipment by Supplier to Company or Company's customer (hereinafter "Customer"). Supplier also warrants to Company and Customers that services will be performed in a first class, workmanlike manner. In addition, if MATERIAL furnished contains one or more manufacturer's warranties, Supplier hereby assigns such warranties to Company and Customers. Supplier warrants that at the time of delivery to Company such MATERIAL shall be free of any security interest or any other lien or any other encumbrance whatsoever. All warranties shall survive inspection acceptance and payment.

Defective or non-conforming MATERIAL will, by mutual agreement, either be returned to Supplier for repair or replacement, at no cost to Company, with risk of in-transit loss and damage borne by and freight paid by Company, or be repaired or replaced by Supplier on Customer's site or another site designated by Company at no cost to Company. Unless otherwise agreed upon by Supplier and Company, Supplier shall complete repairs and ship the repaired MATERIAL within two weeks of receipt of defective or non-conforming MATERIAL, or at Company's option, ship replacement MATERIAL within two weeks after verbal notification is given Supplier by Company. Supplier shall bear the risk of in-transit loss and damage and shall prepay and bear the cost of freight for shipments to Company of repaired or replaced MATERIAL. If requested by Company, Supplier shall begin on-site repairs within three (3) days after verbal notification is given Supplier by Company at Supplier's standard time and material rates if MATERIAL is not in warranty.

If MATERIAL returned to Supplier or made available to Supplier on site for repair as provided for in this clause is determined to be beyond repair, Supplier shall promptly so notify Company and, unless otherwise agreed to in writing by Supplier and Company, ship replacement MATERIAL without charge within fifteen (15) days of such notification.

Replacement of MATERIAL shall be warranted as set forth in this WARRANTY clause. Any MATERIAL which is repaired, modified, or otherwise serviced by Supplier shall be warranted as provided in this WARRANTY clause for the remainder of the warranty period or ninety (90) days after the MATERIAL is returned to a Customer, whichever is later (based upon the date repair, modification or other service is completed and accepted by Company).

Supplier will notify Company as soon as possible after it becomes aware of any actual or potential defects in the goods (including equipment and software) and its ability to provide any of the services, that may adversely affect:

-        the operation or use of the goods by Company's customers
-        the Supplier's ability to maintain/support the goods

Supplier's warranty obligations and Company's remedies thereunder are solely and exclusively as stated herein. In no case shall Supplier be liable for indirect kinds of damages, including but not limited to special, incidental, and consequential damages (except for personal injury and property damage) or loss of capital revenue, or profits. In no event shall Supplier's liability to Company or any party claiming through Company, be in excess of the actual sales price for all MATERIAL purchased by Company for any items supplied hereunder (except for personal injury and property damage).


ARTICLE 17 - RADIATION, SAFETY AND NETWORK COMPLIANCE STANDARDS

When MATERIAL furnished under this Agreement is subject to:

a.       Domestic (USA) Standards covered by:

-        USA Code of Federal Regulations Title 47

         Unintentional Radiation Standards Specified in:

                  1)       Part 15, (EMC Emissions)
                  2)       Part 68, (compatibility with Telephone Network)

         Intentional Radiation Standards Specified in:

                  1) Part 21, (intentional RF Emissions in public licensed bands)
                  2) Part 101 (fixed microwave licensed services), as modified by Orders 97-391, 97-82, and 97-95 or any other applicable FCC Orders

         Network Compliance Standards Specified in:

                  1)       Part 68 (compatibility with telephone network)

-        Safety Standards Specified in:

                  1)       UL 1459 & 1950
                  2)       BellCore GR-1089
Or:

b.       International Standards covered by:

-        Unintentional Radiation Standards Specified in:

                  1)       EN 55 022 9CISPR 22), (EMC Emission)
                  2)       IEC 801-1 thru 801-6 9EMC Immunity)
                  3) EN 60 555-2 and -3 (for equipment operated off AC Power Mains)

         Note: CE Marking required to indicate compliance with standards 1-3 above for products sold in European Common Market.

-        Intentional Radiation Standards specified in

                  1) ETS-300 (or EN-301)-xxx (ETSI) standards related to intentional RF radiation where xxx corresponds to the document number for the applicable Radio Frequency
                           (RF) for each radio product (MATERIAL) covered by this Agreement as may be amended from time to time.

                  Note: CE Marking required to indicate compliance with above standards for products sold in European Common Market.

                  Or for MATERIAL to be deployed in Canada; the regulations specified in:

                  2) Canada Department of Industry Regulations (CDIR); DGTP-007-96, DGTP-003-97 and DGTP-013-94 or any other CDIR regulations related to the applicable RF frequency of a radio product (MATERIAL) to be deployed in Canada.

-        Safety Standards Specified in:

                  1)       EN 60950 & IEC 950

                  Note: CE Marking required to indicate compliance with above safety standards for products sold in European Common Market.

Where the items in (a) and (b) above are collectively hereinafter called "RADIATION SAFETY AND NETWORK COMPLIANCE RULES (RS&NC RULES)," Supplier warrants that such MATERIAL complies with the appropriate registration, certification, type acceptance and/or verification standards of applicable RS&NC RULES including, but not limited to, all labeling, instruction requirements, and the suppression of radiation to specified levels. For applications regulated by international standards, Supplier and Company additionally understand that there may be different interpretations of the RS&NC RULES by each country and/or customer. Supplier agrees to modify equipment, if required to meet regulation requirements resulting from such interpretation differences upon request of Company. The price for such modifications shall be mutually agreed to by the parties.

Supplier shall also establish periodic on-going compliance retesting and follow a Quality Control Program, submitted to Company to assure that MATERIAL shipped complies with the applicable RS&NC RULES.

In addition, should MATERIAL generate harmful interference to radio communications or fail to meet safety requirements, Supplier shall provide to Company information relating to methods of suppressing such interference or meeting safety requirements. If supplied MATERIAL is demonstrated as non-compliant to previously agreed to RS&NC RULES, then Supplier shall pay the cost of suppressing such interference or meeting applicable safety standards or, if mutually agreed to by the parties, Supplier shall accept the return of the MATERIAL less a reasonable amount for depreciation, if applicable.

Separate from, or supplementary to the above RS&NC RULES, Supplier and Company understand that there may be different radiation and/or safety standards for each country and/or customer. Supplier agrees to modify equipment to meet these standards upon request of Company. The price for the modifications shall be mutually agreed upon by the parties.


ARTICLE 18 - REPAIRS NOT COVERED UNDER WARRANTY

In addition to repairs provided for in the WARRANTY clause, Supplier agrees to provide repair service on all MATERIAL ordered under this Agreement during the term of this Agreement and for two consecutive five year periods thereafter, which are described as follows: Within the first five year period, Supplier shall provide repair service on all MATERIAL after last shipment by Supplier (by product description) to Company or Company's customers. During the second five year period Supplier shall use its best efforts to make MATERIAL repair service commercially available after the last shipment of MATERIAL by Supplier (by product description) to Company or Company's customers. MATERIAL to be repaired under this clause will be returned to a location designated by Supplier, and unless otherwise agreed upon by Supplier and Company, Supplier shall ship the repaired MATERIAL which meets the specifications set forth in the "SPECIFICATIONS OR DRAWINGS" clause within thirty (30) days of receipt of the defective or non-conforming MATERIAL. With the concurrence and scheduling of Company, repair may be made by Supplier on site.

If MATERIAL is returned to Supplier for repair as provided for in this clause and is determined to be beyond repair, Supplier shall so notify Company. If requested by Company, Supplier will sell to Company a replacement at the price set forth in Supplier's then current agreement with Company for said MATERIAL or, if no such agreement exists, at a price agreed upon by Supplier and Company. If the parties fail to agree on a price, the price shall be a reasonably competitive price for such MATERIAL at the time for delivery. Further, if requested by Company, Supplier shall take the necessary steps to dispose of the unrepairable MATERIAL and pay to Company the salvage value, if any.

Replacement and repaired MATERIAL shall be warranted as set forth in the WARRANTY clause.

It is expressly understood and agreed that this Agreement does not grant Supplier an exclusive privilege to repair any or all of the MATERIAL purchased under this Agreement for which Company may require repair; and Company may perform the repairs or contract with others for these services. In addition, Supplier authorizes Company and any qualified repairer with whom Company may contract to perform repairs on all MATERIAL purchased under this Agreement.

All transportation costs of an in transit risk of loss and damage to MATERIAL returned to Supplier for repair under this clause will be borne by Company and all transportation costs of and in transit risk of loss and damage to such repaired or replacement MATERIAL returned to Company will be borne by Supplier.

Price schedules for repairs under this clause are listed in Appendix A.


ARTICLE 19 - REPAIR PROCEDURES

Company shall furnish the following information with MATERIAL returned to Supplier for repair: (a) Company's name and complete address; (b) name(s) and telephone number(s) of Company's employee(s) to contact in case of questions about the MATERIAL to be repaired; (c) ship-to address for return of repaired MATERIAL if different than (a); (d) a complete list of MATERIAL returned; (e) the nature of the defect or failure if known; and (f) whether or not returned MATERIAL is in warranty. Supplier shall, within ten (10) days of the execution of this Agreement, provide a written notice to Company specifying (i) the name(s) and telephone number(s) of the individual(s) to be contacted concerning any questions that may arise concerning repair, and (ii) if required, any special packing of MATERIAL which might be necessary to provide adequate in-transit protection from transportation damage.

MATERIAL repaired by Supplier shall have the repair completion date stenciled or otherwise identified in a permanent manner at a readily visible location on the MATERIAL and the repaired MATERIAL shall be returned with a tag or other papers describing the repairs which have been made.

All invoices originated by Supplier for repair services must be clearly identified as such, and must contain: (1) a reference to Company's purchase order for these repair services, (2) a detailed description of repairs made by Supplier and the need therefore, and (3) an itemized listing of parts and labor charges, if any. Replaced parts will, upon request, be available for inspection by or returned to Company. Further, the provisions of the INVOICING and SHIPPING clauses, other than provisions relating to transportation charges with respect to

MATERIAL repaired under warranty, shall apply to Supplier's return to Company of repaired MATERIAL.


ARTICLE 20 - CONTINUING AVAILABILITY AND ENHANCEMENT

Supplier agrees to offer for sale to Company, during the term of this Agreement and for at least two years after the expiration of this Agreement, MATERIAL conforming to the Technical Specifications and price schedules set forth in this Agreement. After the expiration of this Agreement, the Supplier may limit the Company to purchases intended for the Company's existing customer base. Provided that the Supplier has not issued an end of life notice to the Company for a given item of MATERIAL, the Supplier further agrees to offer for sale to Company, during the term of this Agreement and until ten (10) years after the expiration of this Agreement, maintenance, replacement, and repair parts ("Parts") which are functionally equivalent and identical in form and fit for the MATERIAL covered by this agreement. If the supplier has issued an end of life notice to the Company, the term of the availability of maintenance, replacement and repair parts shall be limited by the end of life terms. The price for the MATERIAL and Parts shall be the price set forth in Supplier's then current agreement with Company for said MATERIAL or Parts or, if no such agreement exists, at a price agreed upon by Company and Supplier. If the parties fail to agree on a price, the price shall be a reasonably competitive price for said MATERIAL or Parts at the time for delivery. The MATERIAL and parts shall be warranted as set forth in the WARRANTY clause of this Agreement.

In the event Supplier fails to supply such MATERIAL or parts and Supplier is unable to obtain another source of supply for Company, then such failure or inability shall be considered noncompliance with this clause and Supplier shall, license to Company, or another manufacturer under contract with Company, the technical information or other rights so that Company can manufacture, have manufactured or obtain such extended or enhanced products, solely for the purposes contemplated by this Agreement, subject to the negotiation of reasonable terms and conditions compensating Supplier for such information, which Supplier and Company agree to negotiate in good faith.

The technical information includes, by example, and not by way of limitation:
(a) manufacturing drawings and specifications of raw materials and components comprising such MATERIAL or Parts, (b) manufacturing drawings and specifications covering special tooling and the operation thereof, (c) a detailed list of all commercially available MATERIAL or Parts and components purchased by Supplier on the open market disclosing the MATERIAL or part number, name and location of the Supplier and price lists for the purchase thereof, and (d) one complete copy of the source code used in the preparation of any software licensed or otherwise acquired by Company from Supplier under this Agreement.

When the supplier initiates an End of Life (EOL) on a product, it will do so under the following terms:


Supplier Issues EOL Notice:            EOL Notice Date
Last Order Opportunity                 Minimum twelve (12) months from EOL Notice Date
RMA Support                            Minimum five (5) years from EOL Notice Date
Software Release Support:              Earlier of two (2) "first digit" Releases of two years from EOL Notice Date

In the absence of FORCE MAJEURE conditions of Article 38, Supplier shall accept orders for any quantity of EOL MATERIAL from the Company in the period from the EOL notice date to the Last Order Opportunity. Supplier will use best efforts to maintain its standard delivery schedules on these orders.

If Supplier replaces EOL MATERIAL with a new generation of product which is functionally equivalent, the software interface to the new generation unit must be backward compatible to the EOL MATERIAL.








ARTICLE 21 - TECHNICAL SUPPORT

Company shall be entitled to ongoing technical support, including field service and assistance and technical support in the development of customer proposals, provided, however, that the availability or performance of this technical support service shall not be construed as altering or affecting Supplier's obligations as set forth in the WARRANTY clause or elsewhere provided for in this Agreement.

Ongoing technical support via telephone will be at no charge for MATERIAL in-warranty. During the WARRANTY period for MATERIAL, Supplier's field service technical support services shall be provided to Company by mutual agreement of the parties, including emergency on-site twenty-four (24) hour technical assistance. Beyond the WARRANTY period, charges, if any, for field service technical support, will be as shown in Appendix A.


ARTICLE 22 - TRAINING

Supplier will provide, at no charge to Company, one training class and associated class materials (including videotapes) for the purpose of training Company's personnel and trainers in the use of the MATERIAL. Installers furnished by Company shall be certified by Supplier. Additional classes will be charged at Supplier's daily training rate set forth in Appendix A plus travel expenses approved in advance by Company.

ARTICLE 23 - MARKING

All MATERIAL furnished under this Agreement shall be marked for identification purposes in accordance with the specifications set forth in this Agreement and as follows:

         (a)      with Supplier model/serial number; and

         (b)      with month and year of manufacture.

In addition, Supplier agrees to add any other identification which might be requested by Company such as but not limited to indicia conforming to the Company Serialization Plan. Charges, if any, for such additional identification marking shall be as agreed upon by Supplier and Company. This clause does not reduce or modify Supplier's obligations under the IDENTIFICATION clause.


ARTICLE 24 - THIS ARTICLE INTENTIONALLY LEFT BLANK

ARTICLE 25 - NOTICES

Any notice or demand which under the terms of this Agreement or under any statute must or may be given or made by Supplier or Company shall be in writing and shall be given or made by telegram, tested telex, confirmed facsimile, or similar communication or by certified or registered mail addressed to the respective parties as follows:

To Company:                  Lucent Technologies, Inc.
                             Global Purchasing Organization
                             Guilford Center 1
                             P. O. Box 25000
                             Greensboro, NC 27420
                             Attn:  J. L. Meisner

                             -OR-

To Supplier:                 Netro Corporation
                             3860 North First Street (Bldg. 3)
                             San Jose, CA  95134

                             Attn: Vice President, Sales


Such notice or demand shall be deemed to have been given or made when sent by telegram, telex, or facsimile, or other communication or when deposited, postage prepaid in the U.S. mail.

The above addressed may be changed at any time by giving prior written notice as above provided.


ARTICLE 26 - VARIATION IN QUANTITY

Company assumes no liability for MATERIAL produced, processed or shipped in excess of the amount specified in this Agreement or in an order issued pursuant to this Agreement.


ARTICLE 27 - SHIPPING

Supplier shall; (1) ship the material covered by this Agreement or order complete unless instructed otherwise; (2) ship to the destination designated in the Agreement or order; (3) ship according to routing instructions given by Company; (4) place the Agreement and order number on all subordinate documents;
(5) enclose a packing memorandum with each shipment and, when more than one package is shipped, identify the package containing the memorandum; and (6) mark the Agreement and order number on all packages and shipping papers. Adequate protective packing shall be furnished at no additional charge. Shipping and routing instructions may be furnished or altered by Company without a writing. If Supplier does not comply with the terms of the FOB clause of this Agreement or order or with Company's shipping or routing instructions, Supplier authorizes Company to deduct from any invoice of Supplier (or to charge back to Supplier), any increased costs incurred by Company as a result of Supplier's noncompliance.


ARTICLE 28 - INVOICING

Supplier shall (1) render invoices in duplicate, or as otherwise specified in this Agreement, showing Agreement number, through routing and weight, (2) render separate invoices for each shipment within twenty-four hours after shipment and
(3) mail invoices with copies of bills of lading and shipping notices to the address shown on this Agreement or order. If prepayment of transportation charges is authorized, Supplier shall include the transportation charges from the F.O.B. point to the destination as a separate item on the invoice stating the name of the carrier used. No minimum billing charges are permitted unless expressly authorized in the Agreement.


ARTICLE 29 - TITLE AND RISK OF LOSS

Title and risk of loss and damage to material purchased by Company under this Agreement shall vest in Company when the material has been delivered at the FOB point.

ARTICLE 30 - DEFAULT

a) In the event Supplier shall be in material breach or default of any of the terms, conditions or covenants of this Agreement or of any purchase order, and if such breach or default shall continue for a period of thirty (30) days after the giving of written notice to Supplier thereof by Company, then, in addition to all other rights and remedies which Company may have at law or equity or otherwise, Company shall have the right to cancel this Agreement and/or any purchase orders placed by Company without any charge to or obligation or liability of Company.

b) In the event the Company shall be in material breach or default of any of the material terms, conditions or covenants of this Agreement or of any purchase order, and if such breach or default shall continue for a period of thirty (30) days after the giving of written notice to the Company by the Supplier, then, in addition to all other rights and remedies which the Supplier may have at law or in equity or otherwise, the Supplier shall have the right to cancel this Agreement and/or any purchase orders placed by the Company without any charge to or obligation or liability of the Supplier.


ARTICLE 31 - SURVIVAL OF OBLIGATIONS

The obligations of the parties under this Agreement, which by their nature would continue beyond the termination, cancellation or expiration of this Agreement, shall survive termination, cancellation or expiration of this Agreement.


ARTICLE 32 - INFRINGEMENT

Supplier shall indemnify and save harmless Company, its affiliates, its and their customers, and each of their officers, directors, employees, successors and assigns (all hereinafter referred to in this clause as Company) from and against any losses, damages, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that arise out of or result from any proved or unproved claim meeting both (1) and (2) as follows: (1) of infringement of any patent, copyright, trademark or trade secret right, or other intellectual property right, private right, or any other proprietary or personal interest, and (2) related by circumstances to the existence of this Agreement or performance under or in contemplation of it (an Infringement Claim). If the Infringement Claim arises solely from Supplier's adherence to Company's written instructions regarding services or tangible or intangible goods provided by Supplier (Items) and if the Items (1) are not commercial items available on the open market or the same as such items, or (2) are not items of Supplier's designated origin, design or selection, Company shall indemnify Supplier. Company or Supplier (at Company's request) shall defend or settle, at its own expense any demand, action or suit on any Infringement Claim for which it is indemnitor under the preceding provisions and each shall timely notify the other of any assertion against it of any Infringement Claim and shall cooperate in good faith with the other to facilitate the defense of any such Claim.

ARTICLE 33 - INFORMATION

1. Company and Supplier, for their mutual benefit, desire to disclose to one another certain Information (defined in Paragraph 2 below) for the purpose of enabling Supplier to furnish MATERIAL to Company and Company to furnish products to its customers ("Purpose").

2. Information consists of certain specifications, designs, plans, drawings, software, data, prototypes, or other business and/or technical information, and all copies and derivatives containing such Information, related to the material which a party considers proprietary or confidential ("Information"). Information may be in any form or medium, tangible or intangible, and may be communicated in writing, orally, or through visual observation. Information shall be subject to this Agreement, if it is in tangible form, only if clearly marked as proprietary when disclosed to the receiving party or, if not in tangible form, its proprietary nature must first be announced, and it must be reduced to writing and furnished to the receiving party within thirty days of the initial disclosure.

3.       Each party's exclusive representative for receiving tangible
         Information Is:



COMPANY:  Lucent Technologies                 SUPPLIER:  Netro Corporation
Name: Mark Dale                               Name: Matthew C. Powell
Title: Director, Architecture & Systems       Title: Senior Vice President
   Engineering
Address: 890 Tasman Drive                     Address: 3860 North First Street
Milpitas, CA 95035                            San Jose, CA 95134-1702
Phone: 408-952-7421                           Phone: 408-216-1515

4. Information, other than proprietary Information identified and furnished as provided above, shall not be subject to any restriction on the receiving party's disclosure or use thereof.

5. This Agreement applies to Information disclosed during the term of this Agreement.

6. Company and Supplier agree that for a Confidentiality Period ending three years after the termination, expiration or cancellation of this
         Agreement:

         a) The receiving party shall use Information only for the Purpose, shall hold Information in confidence using the same degree of care as it normally exercises to protect its own proprietary information, but not less than reasonable care, taking into account the nature of the Information, and shall grant access to Information only to its employees who have a need to know, shall cause its employees to comply with the provisions of this Agreement applicable to the receiving party, shall reproduce Information only to the extent essential to fulfilling the Purpose, and shall prevent disclosure of Information to third parties. The receiving party may, however, disclose the Information to its consultants and contractors with a need to know; provided that by doing so, the receiving party agrees to bind those consultants and contractors to terms at least as restrictive as those stated herein, advise them of their obligations, and indemnify the disclosing party for any breach of those obligations.

         b) Upon the disclosing party's request, the receiving party shall either return to the disclosing party all Information or shall certify to the disclosing party that all media containing Information have been destroyed. Provided, however, that an archival copy of the Information may be retained in the files of the receiving party's counsel, solely for the purpose of proving the contents of the Information.

7. The foregoing restrictions on each party's use or disclosure of Information shall not apply to Information that the receiving party can demonstrate:

         a) was independently developed by or for the receiving party without reference to the Information, or was received without restrictions; or

         b) has become generally available to the public without breach of confidentiality obligations of the receiving party; or

         c) was in the receiving party's possession without restriction or was known by the receiving party without restriction at the time of disclosure; or

         d) is the subject of a subpoena or other legal or administrative demand for disclosure; provided, however, that the receiving party has given the disclosing party prompt notice of such demand for disclosure and the receiving party reasonably cooperates with the disclosing party's efforts to secure an appropriate protective order.

8. Access to Information hereunder shall not preclude an individual who has seen such Information for the purposes of this Agreement from working on future projects for the receiving party which relate to similar subject matters, provided that such individual does not make reference to the Information and does not copy the substance of the Information during the Confidentiality Period. Furthermore, nothing contained herein shall be construed as imposing any restriction on the receiving party's disclosure or use of any general learning, skills or know-how developed by the receiving party's personnel under this Agreement, if such disclosure and use would be regarded by a person of ordinary skill in the relevant area as not constituting a disclosure or use of the Information.

9. As between the parties, all Information shall remain the property of the disclosing party. By disclosing Information or executing this Agreement, the disclosing party does not grant any license, explicitly or implicitly, under any trademark, patent, copyright, mask work protection right, trade secret or any other intellectual property right. THE DISCLOSING PARTY DISCLAIMS ALL WARRANTIES REGARDING THE INFORMATION, INCLUDING ALL WARRANTIES WITH RESPECT TO INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS AND ALL WARRANTIES AS TO THE ACCURACY OR UTILITY OF SUCH INFORMATION.

The parties acknowledge that certain products, software and technical information provided pursuant to this Agreement may be subject to United States export laws and regulations and agree that any use or transfer of such items must be authorized by the appropriate United States government agency. Neither party shall directly or indirectly use, distribute, transfer or transmit any item of Information (even if incorporated into other products, software and technical information), except in compliance with United States export laws and regulations.


ARTICLE 34 - IDENTIFICATION

Either party may identify the other party in a factual statement that does not imply an endorsement and does not use any identification. Neither party shall, without the other's prior written consent, engage in publicity related to this Agreement, or make public use of any Identification in any circumstances related to this Agreement. "Identification" with respect to the Company, means any semblance of any trade name, trademark, service mark, insignia, symbol, logo, or any other designation or drawing of Lucent Technologies, Supplier, or their affiliates. Supplier shall remove or obliterate any such Identification prior to any use or disposition of any material rejected or not purchased by Company.


ARTICLE 35 - INSIGNIA

Upon Company's written request, "Insignia", including certain trademarks, trade names, insignia, symbols, decorative designs, or packaging designs of Company, Lucent Technologies Inc. (hereinafter "Lucent Technologies"), or evidences of Company's, Company's Agent's, or Lucent Technologies' inspection will be properly affixed by Supplier to the material furnished or its packaging. Such Insignia will not be affixed, used, or otherwise displayed on the material furnished or in connection therewith without written approval of Company. The manner in which such Insignia will be affixed must be approved in writing by Company in accordance with standards established by Lucent Technologies as applicable. Lucent Technologies Inc., (Company) shall retain all right, title and interest in any and all packaging designs, finished artwork, and separations furnished to Supplier. This clause does not reduce or modify Supplier's obligations under the IDENTIFICATION and USE OF INFORMATION CLAUSES.

ARTICLE 36 - THIS ARTICLE INTENTIONALLY LEFT BLANK


ARTICLE 37 - COMPLIANCE WITH LAWS

Supplier and Company shall comply at their own expense with all applicable laws, ordinances, regulations and codes, including the identification and procurement of required permits, certificates, licenses, insurance, approvals and inspections in performance under this Agreement.

ARTICLE 38 - FORCE MAJEURE

Neither party shall be held responsible for any delay or failure in performance of any part of this Agreement to the extent such delay or failure is caused by fire, flood, strike, civil, governmental or military authority, act of God, or other similar causes beyond its control and without the fault or negligence of the delayed or non-performing party or its subcontractors ("force majeure conditions"). Supplier's liability for loss or damage to Company's material in Supplier's possession or control shall not be modified by this clause. When a party's delay or nonperformance continues for a period of at least twenty (20) days, the other party may terminate, at no charge, this Agreement or an order under the Agreement.


ARTICLE 39 - ASSIGNMENT


Neither party shall assign any right or interest under this Agreement (excepting solely for moneys due or to become due) without the prior written consent of the other party, which consent shall not be unreasonably withheld. Supplier shall be responsible to Company for all Work performed by Supplier's subcontractor(s) at any tier.


ARTICLE 40 - TAXES

Company shall reimburse Supplier only for the following tax payments with respect to transactions under this Agreement unless Company advises Supplier that an exemption applies: state and local sales and use taxes, as applicable. Taxes payable by Company shall be billed as separate items on Supplier's invoices and shall not be included in Supplier's prices. Company shall have the right to have Supplier contest any such taxes; at Company's expense, that Company deems improperly levied at Company's expense and subject to Company's direction and control.


ARTICLE 41 - GOVERNMENT CONTRACT PROVISIONS

Orders placed under this Agreement containing a notation that the MATERIAL is intended for use under Government contracts shall be subject to the then current Government Provisions printed thereon or in attachments thereto.


ARTICLE 42 - RIGHT OF ENTRY

Each party shall have the right to enter the premises of the other party during normal business hours with respect to the performance of this Agreement including an inspection or a Quality Review, subject to all plant rules and regulations, clearances, security regulations and procedures as applicable. Each party shall provide safe and proper facilities for such purpose.

ARTICLE 43 - RELEASES VOID

Neither party shall require (i) waivers or releases of any personal rights or
(ii) execution of documents which conflict with the terms of this Agreement, from employees, representatives or customers of the other in connection with visits to its premises and both parties agree that no such releases, waivers or documents shall be pleaded by them or third persons in any action or proceeding.


ARTICLE 44 - SERVICES

It is understood that visits by Supplier's representatives or its suppliers' representatives for inspection, adjustment or other similar purposes in connection with MATERIAL purchased under this Agreement shall for all purposes be deemed "Work under this Agreement" and shall be at no charge to Company unless otherwise agreed in writing between the parties. Technical support visits by Supplier's personnel, when authorized for payment by Company, shall be compensated in accordance with Supplier's standard rates shown in Appendix A.


ARTICLE 45 - IMPLEADER

Supplier shall not implead or bring an action against Company based on any claim by any person for personal injury or death to an employee of Company for which Company has previously paid or is obligated to pay worker's compensation benefits to such employee or claimant and for which such employee or claimant could not otherwise bring legal action against Company.


ARTICLE 46 - TOXIC SUBSTANCES AND PRODUCT HAZARDS

Supplier hereby warrants to Company that, except as expressly stated elsewhere in this Agreement, all MATERIAL furnished by Supplier as described in this Agreement is safe for its foreseeable use, is not defined as a hazardous or toxic substance or material under applicable federal, state or local law, ordinance, rule, regulation or order (hereinafter collectively referred to as "law" or "laws"), and presents no abnormal hazards to persons or the environment. Supplier also warrants that it has no knowledge of any federal, state or local law, that prohibits the disposal of the MATERIAL as normal refuse without special precautions except as expressly stated elsewhere in this Agreement. Supplier also warrants that where required by law, all MATERIAL furnished by Supplier is either on the EPA Chemical Inventory compiled under
Section 8 (a) of the Toxic Substances Control Act, or is the subject of an EPA-approved premanufacture notice under 40 CFR Part 720. Supplier further warrants that all MATERIAL furnished by Supplier complies with all use restrictions, labeling requirements and all other health and safety requirements imposed under federal, state, or local laws. Supplier further warrants that, where required by law, it shall provide to Company, prior to delivery of the MATERIAL, a Material Safety Data Sheet which complies with the requirements of the Occupational Safety and Health Act of 1970 and all rules and regulations promulgated thereunder.

Supplier agrees to defend, indemnify and hold Company harmless for any expenses (including, but not limited to, the cost of substitute material, less accumulated depreciation) that Company may incur by reason of the recall or prohibition against continued use or disposal of MATERIAL furnished by Supplier as described in its Agreement whether such recall or prohibition is directed by Supplier or occurs under compulsion of law. Company agrees to cooperate with Supplier to facilitate and minimize the expense of any recall or prohibition against use of disposal of MATERIAL directed by Supplier or under compulsion of law.

Supplier further agrees to defend, indemnify and hold Company harmless from and against any claims, demands, suits, judgments, liabilities, costs and expenses (including reasonable attorney's fees) which Company may incur under any applicable federal, state or local laws, and any and all amendments thereto, including but not limited to the Comprehensive Environmental Response, Compensation and Liability Act of 1980; the Consumer Product Safety act of 1972; the Toxic Substances Control Act; Fungicide, and Rodenticide Act; the Occupational Safety and Health Act; and the Atomic Energy Act; and any and all amendments to all applicable federal, state, or local laws, by reason of Company's acquisition, use, distribution or disposal of MATERIAL furnished by Supplier under this Agreement.

The standard applicable to Supplier under this Article 46 shall be the laws and regulations in effect at the time MATERIAL is manufactured or shipped.


ARTICLE 47 - CHLOROFLUOROCARBONS

Supplier hereby warrants that it is aware of international agreements and pending legislation in several nations, including the United States, which would limit or ban importation of any product containing, or produced using chlorofluorocarbons ("CFCs") and certain chlorinated solvents. Supplier hereby warrants that the MATERIAL will conform to all current and future requirements established pursuant to such agreements, legislation and impending regulations, and that the MATERIAL will be able to be imported and used lawfully under all such agreements, legislation and requirements. Supplier also warrants that it is currently reducing or, if Supplier is not the manufacturer of the MATERIAL, is currently causing its manufacturing vendor to reduce and will, in an expeditious manner, eliminate, or, as applicable, have its manufacturing vendor eliminate the use of ODC's in the manufacture of the MATERIAL.


ARTICLE 48 - INSURANCE

Supplier shall maintain and cause Supplier's subcontractors to maintain during the term of this Agreement: (1) Workers' Compensation insurance as prescribed by the law of the state or nation in which the Work is performed; (2) employer's liability insurance with limits of at least $500,000 for each occurrence; (3) automobile liability insurance if the use of motor vehicles is required, with limits of at least $1,000,000 combined single limit for bodily injury and property damage per occurrence; (4) Commercial General Liability ("CGL") insurance, ISO 1988 or later occurrence form of insurance, including Blanket Contractual Liability and Broad Form Property Damage, with limits of at least $1,000,000 combined single limit for bodily injury and property damage per occurrence; and (5) if the furnishing to Company (by sale or otherwise) of material or construction services is involved, CGL insurance endorsed to include products liability and completed operations coverage in the amount of $5,000,000 per occurrence. All CGL and automobile liability insurance shall designate Lucent Technologies Inc., its affiliates, and its directors, officers and employees (all referred to as "Company") as additional insured. All such insurance must be primary and non-contributory and required to respond and pay prior to any other insurance or self-insurance available. Any other coverage available to Company shall apply on an excess basis. Supplier agrees that Supplier, Supplier's insurer(s) and anyone claiming by, through, under or in Supplier's behalf shall have no claim, right of action or right of subrogation against Company and its customers based on any loss or liability insured against under the foregoing insurance. Supplier and Supplier's subcontractors shall furnish prior to the start of Work certificates or adequate proof of the foregoing insurance, including if specifically requested by Company, endorsements and policies. Company shall be notified in writing at least thirty (30) days prior to cancellation of or any change in the policy. Insurance companies providing coverage under this Agreement must be rated by A-M Best with at least an A- rating. Supplier shall furnish Company with a Certificate of Insurance indicating that Company is an additional insured.


ARTICLE 49 - INDEMNITY

At Company's request, Supplier agrees to indemnify, defend and hold harmless Company, its affiliates, customers, employees, successors and assigns (all referred to as "Company") from and against any losses, damages, claims, fines, penalties and expenses (including reasonable attorney's fees) that arise out of or result from: (1) injuries or death to persons or damage to property, including theft, in any way arising out of or caused or alleged to have been caused by the Work or services performed by, or material provided by Supplier or persons furnished by Supplier; (2) assertions under Workers' Compensation or similar acts made by persons furnished by Supplier; or (3) any failure of Supplier to perform its obligations under this Agreement.

Company agrees that it will defend, at its own expense, all suits against Supplier arising out (i) the representation by Company of the functionality of the MATERIAL in a manner inconsistent with the Specifications, (ii) the installation or use of the MATERIAL by Company or its employees or agents, in a manner inconsistent with the instruction provided by Supplier.

ARTICLE 50 - CHOICE OF LAW

This Agreement and all transactions under it shall be governed by the laws of the State of New York excluding its choice of laws rules and excluding the Convention for the International Sale of Goods.


ARTICLE 51 - SEVERABILITY

If any of the provisions of this Agreement shall be invalid or unenforceable, such invalidity or unenforceability shall not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement shall be construed as if not containing the particular invalid or unenforceable provision or provisions, and the rights and obligations of Supplier and Company shall be construed and enforced accordingly.


ARTICLE 52 - CLAUSE HEADINGS

The headings of the clauses in this Agreement are inserted for convenience only and are not intended to affect the meaning or interpretation of this Agreement.


ARTICLE 53 - WAIVER

The failure of either party at any time to enforce any right or remedy available to it under this Agreement or otherwise with respect to any breach or failure by the other party shall not be construed to be a waiver of such right or remedy with respect to any other breach or failure by the other party.


ARTICLE 54 - ENTIRE AGREEMENT

This Agreement shall incorporate the typed or written provisions on Company's orders issued pursuant to this Agreement and shall constitute the entire agreement between the parties with respect to the subject matter of this Agreement and the order(s) and shall not be modified or rescinded, except by a writing signed by Supplier and Company. Printed provisions on the reverse side of Company's orders (except as specified otherwise in this Agreement) and all provisions on Supplier's forms shall be deemed deleted. Estimates or forecasts furnished by Company shall not constitute commitments. The provisions of this Agreement supersede all contemporaneous oral agreements and all prior oral and written communications and understandings of the parties with respect to the subject matter of this Agreement.

ARTICLE 55 - MONTHLY ORDER AND SHIPMENT REPORTS

Supplier agrees to render monthly order and shipment reports on or before the fifth working day of the succeeding month containing the information required on report forms furnished by Company.


ARTICLE 56 - OPTION TO EXTEND

Company shall have the right to extend the period specified in the clause AGREEMENT EFFECTIVE PERIOD up to three (3) consecutive twelve (12) month periods by giving Supplier at least ninety (90) days prior written notice.

Within ten (10) days of the date of Company's notice to extend the period, Supplier shall notify Company in writing whether Supplier proposes to revise the price(s) under this Agreement. If the parties fail to agree on the revised price(s) within twenty (20) days after the date of Supplier's notice, Company's notice of extension shall be considered withdrawn and prices for outstanding orders or orders placed during the term of this Agreement shall not be revised.


ARTICLE 57 - NEW AND CHANGED METHODS, PROCESSES AND EQUIPMENT

Supplier agrees to keep abreast of major developments in Supplier's industry and to promptly advise Company of any developments which might affect the production of any MATERIAL under this Agreement.


ARTICLE 58 - SAMPLES

Prior to first shipment of a new release of MATERIAL to Company or Company's customers, Supplier shall submit a quantity of MATERIAL, to be mutually agreed upon by the parties, and subject to Source Inspection by Company's designated technical representative(s), for examination and subsequent approval by Company. Supplier shall not make any shipments to the Company's customers under this agreement prior to approval of the samples which will be manufactured in a continuous run on Supplier's permanent production tooling in the case of products intended for general availability, and manufactured in a manner yielding at least the same functionality and reliability of those products manufactured on Supplier's permanent production tooling in the case of pre-general availability products. Company will purchase approved samples from Supplier. If the samples do not comply in all respects with the specifications, drawings, and intended functionality that have been previously agreed to by the parties in writing, Supplier and Company will work together during a 15 day period to establish a mutually agreeable defect assessment plan and correction schedule to cure the defective MATERIAL. If Supplier does not submit complying samples within 30 days after the 15 day mutually agreeable defect assessment plan. Company shall have the right to terminate this agreement, unless an extension is approved by mutual agreement, without any cost or charge to Company whatsoever, including costs or charges incurred by Supplier in procuring equipment, material and special tooling to perform any part of this Agreement, loss of profits or labor, and materials expended in the production of samples.


ARTICLE 59 - THIS ARTICLE INTENTIONALLY LEFT BLANK


ARTICLE 60 - OZONE DEPLETING SUBSTANCES LABELING

Supplier warrants and certifies that all products, including packaging and packaging components, provided to Company under this Agreement have been accurately labeled, in accordance with the requirements of 40 CFR Part 82 - entitled "Protection of Stratospheric Ozone, Subpart E - The Labeling of Products Using Ozone Depleting Substances." Supplier agrees to indemnify, defend and save harmless Company, its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties, and expenses (including reasonable attorneys' fees) that may be sustained by reason of Supplier's non-compliance with such applicable law or the terms of this warranty and certification.


ARTICLE 61 - HEAVY METALS AND/OR CFC IN PACKAGING

Supplier warrants to Company that no lead, cadmium, mercury or hexavalent chromium have been intentionally added to any packaging or packaging component (as defined under applicable laws) to be provided to Company under this Agreement and that packaging materials were not manufactured using and do not contain chlorofluorocarbons. Supplier further warrants to Company that the sum of the concentration levels of lead, cadmium, mercury and hexavalent chromium in the package or packaging component provided to Company under this Agreement does not exceed 100 parts per million. Upon request, Supplier shall provide to Company Certificates of Compliance certifying that the packaging and/or packaging components provided under this Agreement are in compliance with the requirements set forth above in this clause.


ARTICLE 62 - MEDIATION

If a dispute relates to this Agreement, or its breach, and the parties have not been successful in resolving such dispute through negotiation, the parties agree to attempt to resolve the dispute through mediation by submitting the dispute to a sole mediator selected by the parties or, at any time at the option of a party, to mediation by the American Arbitration Association ("AAA") in San Jose, California. Each party shall bear its own expenses and an equal share of the expenses of the mediator and the fees of the AAA. All defenses based on passage of time shall be suspended pending the termination of the mediation. Nothing in this clause shall be construed to preclude any party from seeking injunctive relief in order to protect its rights pending mediation.

ARTICLE 63 - ELECTRONIC DATA INTERCHANGE (EDI)

Supplier and Company agree that they will use electronic means of issuing purchase orders, acknowledgments, purchase order changes, ship notices, or such other purchasing communications as may be agreed upon by Supplier and Company for transactions under this Agreement ("Electronic Data Interchange" or "EDI"). Such EDI shall be effective on a date to be determined by mutual agreement of the parties. In order to implement and operate such EDI, Supplier shall, no later than a date to be determined by mutual agreement of the parties, at its sole expense obtain, make fully operational and maintain all equipment, software and other materials set forth in Company's document "How To Get Started on Electronic Procurement Communications With Lucent Technologies" (May 1, 1996) (a copy of which Supplier has in its possession). Supplier shall also execute an Electronic Purchasing Agreement with Company at the time of execution of this Agreement.


ARTICLE 64 - BAR CODE SHIPPING AND RECEIVING LABELS

No later than a date to be determined by mutual agreement of the parties, Supplier shall at its sole expense place Company's specified bar code labels on all shipping packages and containers for the material shipped under this Agreement. Such bar code labels and the placement thereof shall meet the requirements shown in the document "Bar Coding With Lucent Technologies - How To Get Started" May 1, 1996) (a copy of which Supplier has in its possession). Company may change such specification upon written notice to Supplier and Supplier shall comply with such changes.


ARTICLE 65 - THIS ARTICLE INTENTIONALLY LEFT BLANK


ARTICLE 66 - AUDIT

With the exception of prices fixed by this Agreement, Supplier shall maintain accurate and complete records including a physical inventory, if applicable, of all costs incurred under this Agreement which may affect verification, redetermination, or revision of prices under this Agreement. These records shall be maintained in accordance with recognized commercial accounting practices so they may be readily audited and shall be held until costs have been finally determined under this Agreement and payment or final adjustment of payment, as the case may be, has been made. Supplier shall permit Company or Company's representative to examine and audit these records and all supporting records at all reasonable times. Audits shall be made not later than (a) one (1) calendar year after the final delivery date of material ordered or completion of services rendered or (b) one (1) calendar year after the expiration date of this Agreement, whichever comes later.

ARTICLE 67 - RECORDS

Supplier shall maintain complete and accurate records of all amounts billable to and payments made by Company hereunder, in accordance with generally accepted accounting practices. Supplier shall retain such records for a period of three
(3) years from the date of invoice for the final shipment of MATERIALS covered by this Agreement. Supplier agrees to provide supporting documentation concerning any disputed amount or invoice to Company within thirty (30) days after Company provides written notice of the dispute to Supplier.


ARTICLE 68 - THIS SECTION INTENTIONALLY LEFT BLANK


ARTICLE 69 - INSTALLATION/CUTOVER ASSISTANCE

In the event Supplier is not installing the MATERIAL, and if requested by Company, Supplier agrees to make available at the installation site, , a field engineer to render installation and cutover assistance as required by Company at Supplier's prices shown in Appendix A.


ARTICLE 70 - EMERGENCY SERVICE

In addition to the MATERIAL replacement provisions set forth in the "WARRANTY" and "REPAIRS NOT COVERED UNDER WARRANTY" clauses, Supplier agrees, in the event of an emergency out-of-service condition caused by MATERIAL furnished under this Agreement to ship replacement MATERIAL within twenty-four (24) hours of verbal notification by Company. Supplier's prices in Appendix A shall apply for "REPAIRS NOT COVERED UNDER WARRANTY" MATERIAL.


ARTICLE 71 - INVOICING FOR GOODS

Supplier shall: (1) render original invoice, or as otherwise specified in this Agreement, showing Agreement and order number, through routing and weight; (2) render separate invoices for each shipment within twenty-four (24) hours after shipment; and (3) mail invoices with copies of bills of lading and shipping notices to the address shown on this Agreement or order. If prepayment of transportation charges is authorized, Supplier shall include the transportation charges from the FOB point to the destination as a separate item on the invoice stating the name of the carrier used.

ARTICLE 72 - YEAR 2000 WARRANTY

With respect to all Material, Equipment, Services and Software provided to Company under this Agreement, Supplier warrants to Company and its customers that: (i) the operation of such deliverables on or after January 1, 2000, without limitation as to date, shall in no way be different from their operation prior to that date; and (ii) such deliverables will be able to process, store, record and present data containing dates in the Year 2000, and thereafter without limitation as to date, in the same manner as data containing dates prior to the Year 2000. Supplier further warrants that to the extent its internal systems impact its relationship with Company, such systems also comply with the foregoing warranties.

Netro Corporation                             Lucent Technologies Inc.


By: /s/ GIDEON BEN-EFRAIM                     By: /s/ JEFFERY S. INSELMANN
   ------------------------------                ------------------------------


Name (Print): Gideon Ben-Efraim               Name (Print): Jeffery S. Inselmann
             --------------------                          --------------------


Title: CEO                                    Title: CFO VP
      ---------------------------                   ---------------------------


Date: 10-7-98                                 Date: 10-6-98
     ----------------------------                  ----------------------------

                           APPENDIX A: PRICE SCHEDULE

1.      MATERIAL

            Discount Schedule during first [***] years of agreement


Annual Value of Ordering                      Min % discount from List Price
------------------------                      ------------------------------
 Quantities to Supplier

          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]



           Discount Schedule after the first [***] years of agreement


 Annual Value of Ordering
  Quantities to Supplier                       Min % discount from List Price
  ----------------------                       ------------------------------
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]
          [***]                                             [***]



Note: The above discount schedules are applicable to hardware and software products shown in this Agreement but do not apply to labor rates and services which are also shown in this Agreement.

[***] CONFIDENTIAL TREATMENT REQUESTED

                                     AIRSTAR


AIRSTAR ACCESSORY

Recommended Installation Kit
SHW-X-1000-01         AirStar User's Manual                               1     LA        [***]
SHW-X-1002-00         Installation Toolkit                                1     LA        [***]


Cables
CAB-X-0001-00         Cable, DB15 to RJ-45                                1     TBA

AIRVIEW PMP

Base Unit
NMS-X-2003-01         AirView, Link Explorer, PMP, single user, CD-ROM    1     LA       [***]
NMS-X-2004-01         AirView, Link Explorer, PMP, site license, CD-ROM   1     LA       [***]
NMS-X-2005-00         AirView, Link Explorer, PMP, Laptop                 1     LA       [***]


BASE MODEM MODULE

Base Unit
BMM-E-1207-02         Base Modem Module, 1 channel, 7 MHz ETSI, 4 QAM     2     TBA      [***]
BMM-E-1214-02         Base Modem Module, 1 channel, 14 MHz ETSI, 4 QAM    2     TBA      [***]
BMM-F-1210-02         Base Modem Module, 1 channel, 10 MHz FCC, 4 QAM     2     TBA      [***]
BMM-F-1220-02         Base Modem Module, 1 channel, 20 MHz FCC, 4 QAM     2     TBA      [***]

BASE MODEM UNIT

Base Unit
BMU-E-2000-00         Modem unit, 2 channel, 8Mb/s per channel, 4QAM,     1     LA       [***]
                      ETSI

BASE RADIO UNIT

Base Unit
BRU-E-2601-01         BRU, 26 GHz, Band 1, 90(0)Sector, Vertical
                      Polarization, 7                                     1     LA       [***]
BRU-E-2603-01         BRU, 26 GHz, Band 3, 90(0)Sector, Vertical
                      Polarization, 7                                     1     LA       [***]
BRU-E-2611-01         BRU, 26 GHz, Band 1, 45(0)Sector, Vertical
                      Polarization, 7                                     1     LA       [***]
BRU-E-2613-01         BRU, 26 GHz, Band 3, 45(0)Sector, Vertical
                      Polarization, 7                                     1     LA       [***]
BRU-E-1001-02         BRU, 10 GHz, Band 1, 90(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]
BRU-E-1011-02         BRU, 10 GHz, Band 1, 45(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]
BRU-E-1021-02         BRU, 10 GHz, Band 1, 30(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]
BRU-E-1081-02         BRU, 10 GHz, Band 1, 90(0)Sector, Horizontal
                      Polarization                                        2     TBA      [***]
BRU-E-10A1-02         BRU, 10 GHz, Band 1, 30(0)Sector, Horizontal
                      Polarization                                        2     TBA      [***]
BRU-E-2601-02         BRU, 26 GHz, Band 1, 90(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]
BRU-E-2603-02         BRU, 26 GHz, Band 3, 90(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]
BRU-E-2611-02         BRU, 26 GHz, Band 1, 45(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]
BRU-E-2613-02         BRU, 26 GHz, Band 3, 45(0)Sector, Vertical
                      Polarization                                        2     TBA      [***]

Required Mounting Accessories
SHW-X-2001-00         BRU, Bracket, Single BRU, Pole Mount                1     LA       [***]
SHW-X-2002-00         BRU, Bracket, Dual BRU, Pole Mount, 10 GHz          2     TBA      [***]

[***] CONFIDENTIAL TREATMENT REQUESTED

BASE SECTOR CONTROLLER

Base Unit
BSC-X-2000-01         BSC, 2 Ch, [***] Mb/s max throughput                1     LA      [***]
BSC-X-4000-02         BSC, 4 Ch, [***] Mb/s max throughput                2     TBA     [***]

Spares
BSC-X-1001-00         BSC, Back Card                                      1     GA
BSC-X-1005-01         BSC, Front Card, 2 Ch., [***] Mb/s max throughput   1     LA
BSC-X-1001-02         BSC, Back Card                                      2     TBA
BSC-X-1005-02         BSC, Front Card, 4 Ch., [***] Mb/s max throughput   2     TBA

BASE STATION SHELF

Base Unit
BSS-E-1110-00         BSS, Non redundant, E3, -48V                        1     GA      [***]
BSS-E-2220-00         BSS, Fully Redundant, E3, -48V                      1     GA      [***]
BSS-F-2220-00         BSS, Fully Redundant, DS3, -48V                     1     TBA     [***]
BSS-F-1110-00         BSS, Non redundant, DS3, -48V                       1     TBA     [***]
BSS-X-1111-00         BSS, Non redundant, OC3/STM1, -48V                  1     GA      [***]
BSS-X-2221-00         BSS, Fully redundant, OC3/STM1, -48V                1     GA      [***]
BSS-X-3000-02         BSS Station Shelf                                   2     TBA     [***]

Required Software Accessories
SFW-X-1001-00         BSS, Software, BSC Redundancy                       1     GA      [***]
SFW-X-1002-00         BSS, Software, Broadband Wireless OS                1     GA      [***]

Optional AC Power Cords
BSS-X-0004-11         BSS, Power Cord, CEE 7/7                            1     GA      [***]
BSS-X-0004-12         BSS, Power Cord, BS 1363                            1     GA      [***]
BSS-X-0004-13         BSS, Power Cord, CE123-16/Vii                       1     GA      [***]
BSS-X-0004-14         BSS, Power Cord, NEMA L6-20                         1     GA      [***]

Installation Kit
BSS-X-0012-00         BSS, Installation Kit, DS3/E3, Redundant            1     LA      [***]
BSS-X-0013-00         BSS, Installation Kit, OC3/STM-1, Redundant         1     LA      [***]

Optional AC Power Supply Accessories
BSS-X-0004-01         BSS, AC Power Supply Option 1 (1 x 875, one AC      1     GA      [***]
                      input)
BSS-X-0004-02         BSS, AC Power Supply Option 2 (2 x 875, one AC      1     GA      [***]
BSS-X-0004-03         BSS, AC Power Supply Option 3 (2 x 875, two AC      1     GA      [***]
SHW-X-3006-01         Power Supply, Dual, 110VAC                          1     GA      [***]
SHW-X-3006-02         Power Supply, Dual, 220VAC                          1     GA      [***]

Miscellaneous Accessories
BSS-X-0003-00         BSS, Cooling fan tray                               1     GA      [***]
BSS-X-0010-00         BSS, Ethernet Transceiver                           1     GA      [***]
BSS-X-0011-00         BSS, Clock Source, Stratum 3                        1     TBA     [***]

Spares
BSS-F-0006-00         BSS, BNM, DS3 Trunk card                            1     GA      [***]
BSS-X-0001-00         BSS, ASC Module                                     1     GA      [***]
BSS-X-0002-00         BSS, DC Entry Module                                1     GA      [***]
BSS-X-0004-10         BSS, AC Power Supply Module, 875W                   1     GA
BSS-X-0005-00         BSS, BNM, STM-1/OC3                                 1     GA      [***]
BSS-X-9999-00         BSS, AXIS shelf, ASC module                         1     GA      [***]
BSS-E-0008-00         BSS, BNM, E3 Trunk card                             3     GA      [***]

[***] CONFIDENTIAL TREATMENT REQUESTED

SOFTWARE MAINTENANCE AND SERVICE

Required Software Maintenance
SVC-X-1002-00         BSS, Software, Broadband Wireless OS                1     GA      [***]
SVC-X-1003-00         Software Maintenance, SAS, Broadband Wireless OS    1     GA      [***]
SVC-X-1013-00         Software Maintenance, SAS, RFC1483 IP over ATM      1     LA      [***]
SVC-X-2003-00         Software Maintenance, AirView LE PMP, Single User   1     LA      [***]
SVC-X-2004-00         Software Maintenance, AirView LE PMP, Site          1     LA      [***]
                      License
SVC-E-1003-01         Software Maintenance, SAS, Broadband Wireless OS    2     TBA     [***]
SVC-E-1004-00         Software Maintenance, SAS, ISDN PRI, DASS2          2     TBA     [***]
SVC-E-1020-02         Software Maintenance, SAS, BBWOS, IP, FR, ISDN,     2     LA      [***]
                      DES
SVC-X-1010-00         Software Maintenance, SAS, FR/ATM Interworking      2     TBA     [***]
SVC-X-1014-00         Software Maintenance, SAS, ISDN PRI and DASS2       2     TBA     [***]
SVC-X-1020-01         Software Maintenance, SAS, BBWOS, IP, FR            2     TBA     [***]
SVC-X-1001-00         Software Maintenance, BSC Redundancy                2.5   GA      [***]

Optional Software Service
SVC-X-2000-00         Software Service, On-Site, per Man-Day              1     GA      [***]

SUBSCRIBER ACCESS SYSTEM

Base Unit
SAS-E-1002-01         SAS, 4QAM, 7 MHz, 2xE1, 10BaseT                     1     LA      [***]
SAS-E-1202-02         SAS, 4QAM, 14 MHz, 2xE1, 10BaseT, DES               2     TBA     [***]
SAS-E-1204-02         SAS, 4QAM, 14 MHz, 4xE1, 10BaseT, DEC               2     TBA     [***]
SAS-E-1222-02         SAS, 4QAM, 14 MHz, 2xE1, 2xSerial, 10BaseT, DES     2     TBA     [***]

Required Software Accessories
SFW-X-1003-01         SAS, Software, Broadband Wireless OS                1     GA      [***]
SFW-E-1003-02         SAS, Software, Broadband Wireless OS, DES40         2     TBA     [***]
SFW-E-1020-02         SAS, Software, Bundle, BBWOS, IP, FR, ISDN, DES     2     TBA     [***]
SFW-F-1003-02         SAS, Software, Broadband Wireless OS, DES56         2     TBA     [***]
SFW-F-1020-02         SAS, Software, Bundle, BBWOS, IP, FR, ISDN, DES     2     TBA     [***]
SFW-X-1020-01         SAS, Software, Bundle, BBWOS, IP, FR                2     TBA     [***]

Optional Software Accessories
SFW-X-1013-00         SAS, Software, RFC1483 IP over ATM                  1     LA      [***]
SFW-E-1014-00         SAS, Software, ISDN PRI, DASS2                      2     TBA     [***]
SFW-X-1010-00         SAS, Software, FR/ATM Interworking                  2     TBA     [***]

Optional Power Supply Accessories
SHW-X-3005-00         SAS, Software Supply, 220 VAC                       1     GA      [***]
SHW-X-3007-01         Power Supply, AC, Battery Back-Up                   1     GA      [***]

Optional Connector Adapter Accessories
SFW-X-3008-00         SAS, Converter, 120 Ohm to 75 Ohm                   1     TBA     [***]
SFW-X-3021-00         SAS, Converter, X.21                                2     TBA     [***]
SHW-X-3035-00         SAS, Converter, V.35                                2     TBA     [***]

SUBSCRIBER RADIO UNIT

Base Unit
SRU-E-2602-01         SRU, ETSI 26 GHz, Band 2, 7 MHz, Integral antenna   1     LA      [***]
SRU-E-2604-01         SRU, ETSI 26 GHz, Band 4, 7 MHz, Integral antenna   1     LA      [***]
SRU-E-2612-01         SRU, ETSI 26 GHz, Band 2, 7 MHz, Non-integral       1     LA      [***]
                      antenna
SRU-E-2614-01         SRU, ETSI 26 GHz, Band 4, 7 MHz, Non-integral       1     LA      [***]
                      antenna
SRU-E-1002-01         SRU, ETSI 10.5 GHz, Band 2, Integral antenna        1.5   LA      [***]
SRU-E-1020-02         SRU, ETSI 10.5 GHz, Band 2, Integral antenna        2     TBA     [***]
SRU-E-2602-02         SRU, ETSI 26 GHz, Band 2, 14 MHz, Integral          2     TBA     [***]
                      antenna
SRU-E-2604-02         SRU, ETSI 26 GHz, Band 4, 14 MHz, Integral          2     TBA     [***]
                      antenna


[***] CONFIDENTIAL TREATMENT REQUESTED


SRU-E-2612-02         SRU, ETSI 26 GHz, Band 2, 14 MHz, Non-integral      2     TBA     [***]
                      antenna
SRU-E-2614-02         SRU, ETSI 26 GHz, Band 4, 14 MHz, Non-integral      2     TBA     [***]
                      antenna

Required Mounting Accessories
SHW-X-2010-01         SRU, Bracket, Wall Mount, Integral Antenna          1     LA      [***]
SHW-X-2010-02         SRU, Bracket, Pole Mount, Integral Antenna          1     LA      [***]
SHW-X-2012-00         SRU, Bracket, Pole Mount, 10 GHz                    2     TBA     [***]
SHW-X-2012-01         SRU, Bracket, Wall Mount, 10 GHz                    2     TBA     [***]

Nonintegral Antenna Options
ANT-X-2601-01         Antenna, 24-26 GHz, 12" parabolic                   1     LA      [***]
ANT-X-2602-01         Antenna, 24-26 GHz, 24" parabolic                   1     LA      [***]

                                      NOTES

Availability of all product subject to change without notice. Please contact your Netro Sales

Office for the most current availability information

Status Notes:

TBA - To Be Available. Field Sales may generate quotes and accept purchase orders

LA - Limited Availability to qualified customers only

GA - General Availability (No restrictions)

D - Discontinued Product. Do not order



[***] CONFIDENTIAL TREATMENT REQUESTED

APPENDIX B:  DELIVERY SCHEDULE AND MANUFACTURING INTERVAL

MANUFACTURING INTERVAL - Supplier's manufacturing interval for generally available MATERIAL covered by this Agreement is [***] days for SAS equipment, [***] days for non-SAS equipment. The manufacturing interval covers time required by Supplier to obtain raw material and produce standard finished MATERIAL.

DELIVERY INTERVAL - Supplier shall ship finished MATERIAL within three (3) days after the manufacturing interval and upon receipt of Company's Order unless the Order sets forth a later shipping date.

[***] CONFIDENTIAL TREATMENT REQUESTED

AirStar System Specifications for 10GHz and 26GHz are attached hereto and made a part hereof.

                          AIRSTAR SYSTEM SPECIFICATIONS
                              10 GHZ (ITU VERSION)

                        RADIO PERFORMANCE SPECIFICATIONS

RANGE AND AVAILABILITY (TYPICAL)
13.5 kilometer radius, 99.997% availability (CCIR climatic Zone E, Northern Europe) minimum antenna gains

ANTENNAS:

BASE STATION:
The Base Station Radio comprises a number of sectorized radio unit arrays. Each sector has one or more Base Radio Units, allowing modular capacity build-up and redundant configuration of both radio and antenna.


Azimuth               Elevation          Nominal            # of Sectors       Availability
Beamwidth             Beamwidth          Gain               Per Cell
-------------------------------------------------------------------------------------------
30 degrees            7 degrees          20 dBi             1 to 12            [***]
45 degrees            7 degrees          18 dBi             1 to 8             [***]
90 degrees            7 degrees          15 dBi             1 to 4             [***]
-------------------------------------------------------------------------------------------


SUBSCRIBER TERMINAL:
High performance planar antenna, 26 dB nominal gain.

RADIO PERFORMANCE SPECIFICATIONS:
Synthesizer Design:                               PLL, software controlled
Frequency Range:                                  10.15 to 10.65 GHz
T/R Spacing:                                      350MHz
Tuning Range:                                     150 MHz
Channel Bandwidth:                                7 MHz, 14 MHz [***]
Tuning Step Size:                                 3.5 MHz
Maximum Transmit Power (4QAM):                    [***] dBm (typical)
Automatic Tx Power Control Dynamic Range:         50 dB

AIR INTERFACE

MODULATION FORMAT
Base Station to Subscriber Terminal:              4 QAM, TDM
Subscriber Terminal to Base Station:              4 QAM, TDMA
FDM of multiple 7 MHz carriers and Tx to RX
separation



[***] CONFIDENTIAL TREATMENT REQUESTED


RECEIVER SENSITIVITY - TYPICAL (BER = [***] AFTER FEC)
4QAM, 8 Mb/s:                                     [***] dBm
4QAM, 16 Mb/s:                                    [***] dBm [***]

MEDIUM ACCESS CONTROL
Netro's CellMAC protocol for wireless ATM, with centralized traffic scheduling based on Netro's virtual framer for ATM CBR traffic and virtual shaper for ATM VBR traffic.


SYSTEM CAPACITY
Capacity per subscriber (7 MHz, 4QAM):            64 Kb/s to 8 Mb/s
Capacity per Base Station Shelf:                  155 Mb/s

LINK ENCRYPTION (REL.3)
DES Key Length                                    40 bit. 56 bit, with export license


INTERFACE SPECIFICATIONS:
CPE Interfaces                    Interworking Function           Network Interface
E1 and Fractional E1              ATM AAL1 UDT and SDT            E3/STM-1 ATM UNI
ISDN PRI [***]                                                    16xG.703 [***]
ISDN BRI [***]                    VTOA 89 [***]                   V5.1, V5.2 [***], via
                                                                  external host digital
                                                                  terminal)
Frame Relay                       FRF.5 [***], FRF.8 [***]
10BaseT                           RFC 1483


NETWORK MANAGEMENT
Host to Network Element Protocol:                 SNMP
Host Platform:                                    Windows NT
Software Download:                                Local and Remote
Performance Monitoring:                           per G.821, G.826, and ITU-R 697-1


SYSTEM AVAILABILITY
1 : 1 Redundancy on all base station components.
1 : N Redundancy on base station modems and radios [***]


[***] CONFIDENTIAL TREATMENT REQUESTED

STANDARDS AND REGULATORY COMPLIANCE

System:                                           ETSI prETS 300 431, BAPT 211 ZV, MPT 1420, pr ETS
                                                  TM4.ITU-R, RecF.749, x.731

EMC:                                              CE Mark, CISPR 22, EN 55022, EN 50082-1 and 2,
                                                  ETS 300 339 AND 385

Physical Interfaces:                              ITU-T G.703, G.704, G.775, G.823, I.431, CTR 12,
                                                  IEEE 802.3

Mechanical and Safety:                            ISO 9001, FQAA, CE Mark, EN 60950, EN 41003, IEC 950

Environmental:                                    ETS 300 019

ENVIRONMENTAL
Operating Temperature                             0 degrees C to + 40 degrees C (Indoor unit)
                                                  -33 degrees C to + 55 degrees C (Outdoor unit)
Relative Humidity (Indoor):                       5-95%, non-condensing
Altitude (System):                                0 - 4500 m
Wind loading:                                     145 km/hr (Operational)
                                                  200 km/hr (Survival)

POWER
Input Voltage
    - Base Station:                               -48 VDC
    - Subscriber Terminal:                        -48 VDC or 220 VAC, 50 Hz
Power Consumption (Typical):
    - Base Station:                               400 W
    - Subscriber Terminal:                        35 W

MECHANICAL
Dimensions:                                   H x W x D                       Weight
-----------                                   ---------                       ------
Subscriber Terminal:
    - Indoor unit (SAS)                       4 cm x 21.5 cm x 28 cm          2.5 kg
    - Outdoor unit (SRU)                      22 cm x 22 cm x 7 cm            6.0 kg
Base Station:
    - Indoor unit (BSS, incl. Cooling)        44.4 cm x 48.3 cm x 50.8 cm     21.5 kg
    - Outdoor unit (BRU)                      22 cm x 22 cm x 7 cm            5.5 kg
Indoor Unit to Outdoor Unit Connection:                                       0 - 100 m (LMR240)
                                                                              0 - 300 m (LMR400)

The final content and availability of Release 2 features is subject to change and is dependent upon developmental and field experience, as well as customer requirements and market demands. As the developmental plans for AirStar progress, we will keep Lucent apprised of the progress against milestones.

Release 3 features represent our current plans based on customer and partner input. They are currently in an early definition phase and may be changed depending on our mutual requirements. Final content and availability will be determined in accordance with Netro's New Product Development Process.

                        NETRO SUPPORT GUIDE FOR RESELLERS

                             AND SYSTEMS INTEGRATORS


All Resellers of Netro products are expected to be able technically and organizationally to provide Tier I and Tier II support as outlined in this document to the end user as the end user (Customer) requires. It is the responsibility of the reseller to provide the following support to the end user (Customer):

- A Customer Service call center where users (Customers) can report problems and receive Tier I and Tier II technical support.

- A Spare Parts stock adequate to supply the user with replacement parts as required to maintain the system.

-       Software upgrades and assistance with software installation.

-       Technical information including product documentation.

-       Training to the user regarding the operation of the equipment.

I.      TECHNICAL SUPPORT RESPONSIBILITIES

TIERED TECHNICAL SUPPORT RESPONSIBILITIES

Customers, Resellers System Integrators, and equipment vendors often refer to levels of support as a tier 1, 2, or 3 level of support. At Netro Corporation, the various levels of support are defined as follows:


     TIER           ORGANIZATION RESPONSIBLE                             DUTIES
       #                  FOR SUPPORT
---------------------------------------------------------------------------------------------------------
Tier 1           Normally the responsibility     -   Assist operations personnel.
                 of the Customer, Reseller or    -   Provide product technical information.
                 System integrator.              -   Provide installation and configuration support.
                                                 -   Perform first level diagnostic operations.
                                                 -   Gather technical problem data.
                                                 -   Remove and replace hardware.
                                                 -   Escalate to Tier 2 support.

---------------------------------------------------------------------------------------------------------
Tier 2           Normally the responsibility     -   Be capable of training the Tier 1 support provider.
                 of the Reseller or System       -   Be familiar with the technical environment
                 integrator.                         including integrated 3rd party products.
                                                 -   Confirm that a hardware or software failure has
                                                     occurred.
                                                 -   Recommend operational workarounds.
                                                 -   Utilize appropriate test equipment.
                                                 -   Analyze traces, gather specific failure data.
                                                 -   Have in-depth, specialized product knowledge.
                                                 -   Create complex failure environments.
                                                 -   Duplicate failure conditions in a lab environment.
                                                 -   Recommend workarounds and probable failure causes.
                                                 -   Assist Tier 3 support in characterizing and
                                                     duplicating failure events.
                                                 -   Stock spare parts and manage the RMA process.

---------------------------------------------------------------------------------------------------------
Tier 3           Netro Technical Assistance      -   Have specific engineering level knowledge of the
                 Center                              product.
                                                 -   Recommend and create hardware or software product
                                                     modifications.
                                                 -   Assist Tier 2 with difficult technical situations.

                 The responsibility of Netro
                 Corp.

                                 NETRO SERVICES

II.     WARRANTY

HARDWARE PRODUCT WARRANTY

Netro warrants that all hardware products provided by Netro will be free from defects in materials and workmanship under normal operating conditions for a period of [***] following the date of shipment from Netro.

Should a product fail within this warranty period, Netro will, at its discretion, repair or replace the defective product at no cost to the customer. Defective products must be returned to Netro, shipping prepaid. Replacement products may be refurbished units or may contain refurbished materials. All repaired or replaced products will be warranted for the remainder of the warranty period associated with the original product or for a period of [***] days, whichever is longer.

HARDWARE REPLACEMENT DURING THE WARRANTY PERIOD

Customers desiring the rapid replacement of defective units during or after the Warranty period will be expected to sign a Service Support Agreement with their Reseller. The Reseller may choose either to hold an adequate supply of spares for immediate replacement of faulty equipment or may choose instead to obtain a back-to-back agreement with Netro for `Advanced replacement' of critical parts. Advanced Replacement is defined under `Repair Activities' later in this document.

SOFTWARE PRODUCT WARRANTY

Netro warrants that its software media will be free form defects in materials and workmanship under normal operating conditions for a period of [***] following the delivery of the software media. Netro also warrants that the software will substantially conform to the functional specifications set forth in the documentation for the software.

SOFTWARE SUPPORT DURING OR AFTER THE WARRANTY PERIOD

Customers who require telephone support during or after the Warranty period will be expected to sign a Service Support Agreement with their Reseller. The Reseller will need to obtain a back-to-back agreement with Netro for Telephone Technical Support.

Customers requiring software updates and relevant associated documentation will be expected to subscribe to the Software Subscription Service and sign a relevant agreement with their Reseller. The Reseller will need to purchase this service form Netro either via the Netro Software Subscription Program or the Netro Reseller and Systems Integrator Contract Support.

EXTENDED WARRANTY

Extended Warranty is available from Netro to Resellers. For an additional charge related to the initial purchase price of equipment, Netro is willing to extend the duration of the Warranty.


[***] CONFIDENTIAL TREATMENT REQUESTED

III.     NETRO RESELLER AND SYSTEMS INTEGRATOR SUPPORT CONTRACT

THE NETRO RESELLER SUPPORT CONTRACT

The Netro Systems Integrator Support Contract is available to Resellers and System Integrators who provide tier I and tier II support to the product end user. The Reseller or System Integrator will receive Tier III technical support and hardware repair services from Netro.

Services provided under the Reseller Support Contract are:

- TELEPHONE TECHNICAL SUPPORT (TECHNICAL ASSISTANCE CENTER). Netro will provide Tier III telephone support during normal business hours (08:00 to 18:00 Central European Time) from either Netro's local office or Netro's Corporate Service Center. (Note: 24x7 Telephone Technical Support is available from Netro's Corporate Service Center at an additional charge. See the Support price list.) No one will accept USA hours outside of USA!!

- SOFTWARE UPDATES. Netro will provide major software updates as well as maintenance fixes, upon request, for product supported under this agreement, as defined within the Netro Software Subscription Program

- DOCUMENTATION. Netro will provide the latest version of Netro's technical documentation. This documentation may be on CD, in electronic format or in hard copy.

- PARTS REPAIR. Netro will include a repair service that will repair the defective unit and return the repaired unit to the customer.

                                       OR

- RAPID REPLACEMENT OF PARTS: Netro will provide the "advanced replacement" of critical parts in a timely manner as defined earlier in this document. This provides for the rapid replenishment of local stock and eliminates the need to wait for factory repairs to be returned.

IV.      NETRO SOFTWARE SUBSCRIPTION PROGRAM

THE NETRO SOFTWARE SUBSCRIPTION PROGRAM

The Netro Software Subscription Program offers a convenient, cost-effective method which allows Customers to maintain Netro's software products at the most recent software release level thereby allowing customers to derive the greatest benefit from their software investment. The Service is provided by the Reseller to the Customer and purchased by the Reseller from Netro.

Services covered by the Netro Software Subscription Program:

- SOFTWARE UPDATES. Netro will provide major software updates as well as maintenance fixes, upon request, for product supported under this agreement.

- ACCESS TO SOFTWARE FIXES. Netro will provide access to the latest software fixes, as they become available, via the Technical Assistance Center and the Resellers own support center and technical staff

- DOCUMENTATION. Netro will provide the latest version of Netro's software release notes and other technical documentation related to the software.

The software subscription program can be purchased either as part of the Netro Reseller Support Contract or may be purchased separately.

V.      NETRO RESELLER AND SYSTEM INTEGRATOR INSTALLATION SUPPORT PROGRAM

NETRO RESELLER AND SYSTEM INTEGRATOR INSTALLATION SUPPORT PROGRAM

The Netro Installation Program is designed to allow Netro's Resellers to utilize Netro's extensive experience in providing pre-installation support as well as installation support and training during the start up phase of the Netro system. Netro Customer Service will provide a series of valuable services designed to make installations successful. Netro's Technical Assistance Center will provide the following services as a part of the Installation Program:

1. Netro will provide Netro's standard AirMAN or AirStar class for up to 4 students at Netro's training facility. Upon completion, students will be able to install, operate and maintain the Netro system.

2. Netro Technical Assistance Center staff will spend up to 3 days either at Reseller's site or at Netro's facility working with Reseller's staff to help verify Customer network designs and will make recommendations relating to Netro Equipment as necessary to ensure that all technical and performance objectives set by the Customer for the network (e.g. for a complex ATM network involving AirMAN and AirStar as well as other equipment are met. Installation requirements can be determined and tests can be developed for the specific Customer installation.

3. For a period of up to 5 consecutive days, Netro Technical Assistance staff will assist the Reseller, at the chosen location, with the installation and configuration of Netro Equipment and will work with you to place the base station into operation and to execute the test plan.

4. During the 5-day installation period, Netro Technical Assistance Center will also provide on-site training to Reseller's and Customer's staff on the equipment being installed.

VI.     NETRO SOFTWARE SUPPORT RELEASE POLICY

THE NETRO SOFTWARE SUPPORT RELEASE POLICY

Netro will provide telephone support and maintenance for Netro's current release of a Software product. In addition, Netro will provide telephone support and maintenance for one release prior to the current release for a period of 12 months following the general availability of Netro's most current release. This includes "dot" (i.e. interim) releases.

Example: Netro will provide telephone support and defect maintenance for release
2.1 of a software product for a period of 12 months after the general availability of release 2.2.

NETRO TECHNICAL ASSISTANCE MAY REQUIRE THAT THE CUSTOMER UPGRADE TO A NEWER RELEASE OF SOFTWARE TO RESOLVE A REPORTED PROBLEM IF IT IS NOT PRACTICAL, AS DETERMINED BY NETRO, TO PROVIDE A FIX TO A CUSTOMER'S SOFTWARE RELEASE.

VII.    THE TECHNICAL ASSISTANCE CENTER

CONTACTING THE TECHNICAL ASSISTANCE CENTER

The Technical Assistance center, is located in San Jose, California, is staffed with Technical Specialists who have extensive experience with the Netro product line as well as significant experience with many aspects of networking, voice and data communications as well as wireless communications.

        The Technical Assistance Center may be contacted via e-mail at:

        SUPPORT@NETRO-CORP.COM

        or by calling during normal business hours:

        -      SAN JOSE, CALIFORNIA, USA

               (+)  408-216-1500 or by fax:        (+)  408-216-1555

        -      FRANKFURT, GERMANY

               (+)  49-6196-400-977 or by fax:            (+)  49-6196-400-935

VIII.   NETRO CORPORATION PROBLEM PRIORITY DEFINITIONS

        PROBLEM PRIORITY DEFINITIONS:

        Priority 1:     An existing network or link is inoperable or there is a
                        situation that causes critical impact to the Customer's business operation. The Customer, the Reseller and/or
                        System Integrator, and Netro will commit all resources necessary to resolve the situation.

                        Priority 1 problems are given the highest level of attention and are immediately addressed by the Netro Technical Assistance Center. Netro Engineering will become engaged as necessary at the request of Netro Customer Technical Assistance Center.

                        Netro Resolution Goals:


           Workaround to restore operations.  May be hardware,                          48 hours
           software, or operations related.
           Software fix if software related                                              30 days
           Inclusion of software fix in next release                                    6 months


        Priority 2:     The operation of an existing network or link or a test
                        network imminently due to go live is severely degraded, or significant aspects of the Customer's business operation are being negatively impacted by unacceptable hardware or software performance. The Customer, the Reseller and/or System Integrator and Netro will make every reasonable effort to resolve the situation in a timely manner.

                        Netro Resolution Goals:

           Workaround to restore operations.  May be hardware,                         120 hours
           software, or operations related.
           Software fix if software related                                              90 days
           Inclusion of software fix in next release                                   10 months


        Priority 3:     Operational performance of the network is impaired while
                        most business operations remain functional. The
                        Customer, the Reseller and/or System Integrator and
                        Netro will commit resources during Standard Business
                        Hours to restore service to satisfactory levels.

                        Netro Resolution Goals:


           Workaround to restore operations.  May be hardware,                           14 days
           software, or operations related.
           Software fix if software related                                              90 days
           Inclusion of software fix in next release                                   10 months

        Priority 4:     Information or assistance is required on Netro product
                        capabilities, installation, enhancement requests or configuration. There is clearly little or no impact to the Customer's business operation. Netro is willing to provide resources during Standard Business Hours to provide information or assistance as requested. Netro commits to consider work arounds and future product developments to resolve requests for improvement by the Customer. The resolution may be a technical assistance service, a work-around, a resolution through a new feature included in a future release, revised documentation or a statement that Netro will not be modifying the product as suggested.

IX.     REPAIR ACTIVITIES:

        1. HARDWARE UPGRADES: At customer's request, units received by Netro for repair will also be upgraded to the latest engineering revision level whenever practical.

        2.      TURNAROUND: REPAIR AND RETURN.

                Netro will make all reasonable efforts to repair and ship the Customer's unit within 20 business days of receipt of the unit at Netro. (This applies to units repaired under Warranty or under the Netro Reseller Support Contract (if covered) outside of the Warranty period)

                It is important that the Reseller and the Customer follow Netro's RMA (Return Material Authorization) process. The Reseller is urged to document each service request made by the Customer and retain a full log, with a resolution of each case. Cases referred to Netro will all be documented by Netro against an RMA number, and will be cleared by a resolution and description of the cause, which will also be documented by Netro. Netro's RMA process is initiated by contacting the Netro Technical Assistance Center. The Reseller and the Customer are responsible for the proper packaging and the payment of shipping related fees for shipment of the product of Netro. Netro is responsible for the proper packaging and payment of shipping related fees for shipment of payment of shipping related fees upon return of the product to the Reseller (or Customer as required by the Reseller).

        3.      TURNAROUND: ADVANCE REPLACEMENT.

                Netro will make all reasonable efforts to ship a replacement unit to the customer within 5 business days of notification that the Customer requests an "Advance Replacement."

                Customer must return the defective unit to Netro within 15 business days.

                Netro retains the right to invoice units not received within 15 business days at the then current list price. Customer or Reseller will assume ownership of the replaced unit and Netro will assume ownership of the repaired unit.

                Shipping and packaging terms and responsibilities and costs are as for normal `Turnaround: Repair and Return' as defined above.

                           THE AMERICAS, EUROPE, ASIA
                                      ONLY

X.      NETRO RESELLER AND SYSTEMS INTEGRATOR SUPPORT PRICE LIST

        THE AMERICAS, EUROPE, ASIA ONLY


           HOURLY RATES:         During Netro Normal Business Hours         [***] per hour
           Technical             Including Travel Time                      [***] minimum
           Assistance Center                                                plus T&E
           or On-site
           activities.

                                 After Netro Normal Business Hours          [***] per hour
                                 Including Travel Time                      [***] minimum
                                                                            plus T&E

           DAILY RATES:          Including Travel Time                      [***] per day
           Technical                                                        plus T&E
           Assistance Center
           or On-site
           activities.

           TRAINING RATES:       At Netro facility (1 to 6 students).       [***] per day
                                 Netro supplies necessary equipment.
                                 Includes training materials.

                                 At customer facility (1 to 6 students).    [***] per day
                                 Customer to supply all necessary           plus T&E
                                 equipment and facilities including
                                 system setup.  Netro supplies training
                                 materials.

           SYSTEM INTEGRATION    Includes:                                  [***] plus T&E
           AND INSTALLATION        Training at Netro for up to 4
           PROGRAM                  students (3 or 4 day class)
                                   Up to 3 days of pre-installation
                                    assistance
                                   Up to 5 days of on-site installation
                                    assistance and OJT

           NETRO RESELLER        For Netro Products outside of the          [***] annually
           SUPPORT CONTRACT:     warranty period.  (For program features,   (Cumulative product
           (AFTER THE WARRANTY   see section II)  Systems Integrator will   purchases)
           PERIOD)               receive factory repair and return of
                                 defective hardware, SW updates, current
                                 documentation



[***] CONFIDENTIAL TREATMENT REQUESTED

                                 and Tier III technical                     [***] annually
                                 support.                                   (Cumulative product
                                                                            purchases)

                                 Advance Replacement Option.

           (24 X 7 TELEPHONE     As an add-on to the Netro Reseller         [***] annually (added
           SUPPORT)              Support Contract, Netro offers             to the Netro S.I.
                                 24 x 7-telephone support for an            Contract)
                                 additional [***] annually.


[***] CONFIDENTIAL TREATMENT REQUESTED

           NETRO SOFTWARE        For the Netro Network Management System,   [***]% annually of the
           SUBSCRIPTION          the Subscription service provides          s.w. list price
                                 updates to the software as they become
                                 available
           REPAIR CENTER RATES:  During the Warranty period Customer pays   No Charge
                                 freight to Netro. Netro pays return
                                 freight

                                 Out of warranty Repair and Return          See Netro Product/
                                 Customer pays freight to Netro.  Netro     Repair price list
                                 pays return freight

                                 Out of warranty Advance Replacements       See Netro Product/
                                 Customer pays freight to Netro.  Netro     Repair price list
                                 pays return

                                 Repair Center T&M rates                    No T&M rates
                                                                            available

                                 Advance Replacement at any time
                                                                            Surcharge per
                                                                            parts price list.

                                 In Warranty "No Trouble Found" rate        [***]% of standard
                                                                            repair rate

           EXTENDED WARRANTY:    For Netro Products outside of Netro's      [***]% annually
           (AFTER THE WARRANTY   warranty period where "return to           (Cumulative product
           PERIOD)               factory" for repair services is desired    purchases)
                                 by the Reseller


------------------

Note: Products placed under a maintenance contract for a given end user customer must include all products shipped to that end user.


[***] CONFIDENTIAL TREATMENT REQUESTED

XI.     NETRO RESELLER AND SYSTEMS INTEGRATOR SUPPORT PRICE LIST

        NETRO SYSTEMS

        THE MIDDLE EAST ONLY


           HOURLY RATES:         During Netro Normal Business Hours         [***] per hour
           Technical             Including Travel Time                      [***] minimum
           Assistance Center
           or On-site
           activities.
                                 After Netro Normal Business Hours          [***] per hour
                                 Including Travel Time                      4 hour minimum

           DAILY RATES:          Including                                  [***] per day plus
           Technical                                                        T&E
           Assistance Center
           or On-site
           activities.

           TRAINING RATES:       At Netro facility (1 to 6 students)        [***] per day
                                 Netro supplies necessary equipment         First Free
                                 Includes training materials

                                 At customer facility (1 to 6 students)     [***] per day plus
                                 Customer to supply all necessary           T&E
                                 equipment and facilities including
                                 system setup.

                                 Netro supplies training materials

           SYSTEM INTEGRATION    Includes:                                  [***] plus T&E
           AND INSTALLATION      Training at Netro for up to 4 students
           PROGRAM               (3 or 4 day class) Up to 3 days of
                                 pre-installation assistance Up to 5
                                 days of on-site installation
                                 assistance and OJT

           NETRO S.I. SUPPORT    For Netro Products outside of the          [***] annually
           CONTRACT:  (AFTER     warranty period.  (For program features,   (Cumulative product
           THE WARRANTY PERIOD)  see section II) Systems Integrator will    purchases)
                                 receive factory repair and return
                                 of defective hardware, SW updates,         [***] annually
                                 current documentation and Tier III
                                 technical support




[***] CONFIDENTIAL TREATMENT REQUESTED

                                 Advance Replacement Option                 (Cumulative product
                                                                            purchases)

           (24 X 7 TELEPHONE     As an add-on to the Netro S.I. Support     [***]% annually (added
           SUPPORT)              Contract, Netro offers 24 x 7 telephone    to the Netro S.I.
                                 support for an additional [***]% annually  Contract)

           NETRO SOFTWARE        For the Netro Network Management System,   [***]% annually of the
           SUBSCRIPTION          the Subscription service provides          s.w. list price
                                 updates to the software as they become
                                 available

[***] CONFIDENTIAL TREATMENT REQUESTED

           REPAIR CENTER RATES:  During the Warranty period                 No Charge
                                 Customer pays freight to Netro. Netro
                                 pays return freight

                                 Out of warranty Repair and Return          See Netro Product/
                                 Customer pays freight to Netro.  Netro     Repair price list
                                 pays return freight

                                 Out of warranty Advance Replacements       See Netro Product/
                                 Customer pays freight to Netro.  Netro     Repair price list
                                 pays return

                                 Repair Center T&M rates                    No T&M rates
                                                                            available

                                 Advance Replacement at any time            Surcharge per parts
                                                                            price list

                                 In Warranty "No Trouble Found" rate        [***]% of standard
                                                                            repair rate

           EXTENDED WARRANTY:    For Netro Products outside of Netro's      [***]% annually
           (AFTER THE WARRANTY   warranty period where "return to           (Cumulative product
           PERIOD)               factory" for repair services is desired    purchases)
                                 by the Reseller.


Note: Products placed under a maintenance contract for a given end user customer must include all products shipped to that end user.


[***] CONFIDENTIAL TREATMENT REQUESTED

APPENDIX F-1


                                 REPAIR SCHEDULE

Supplier's document entitled "Netro AirStar Repair and Replace Price List" dated 14 September 1998 is attached hereto and made a part hereof.

                                  NETRO AIRSTAR
                          REPAIR AND REPLACE PRICE LIST

                                14 SEPTEMBER 1998


NETRO CORPORATION 3860 NORTH FIRST STREET, SAN JOSE, CA 95134 PHONE +1(408 216-1500 FAX +1(408) 216-1555 WWW.NETRO-CORP.COM


ALL SPECIFICATIONS SUBJECT TO CHANGE WITHOUT NOTICE. AIRMAN IS A REGISTERED TRADEMARK. NETRO, AIRSTAR AND AIRVIEW ARE TRADEMARKS OF NETRO CORPORATION. ALL OTHER TRADEMARKS ARE OWNED BY THEIR RESPECTIVE COMPANIES. (C)1996 NETRO CORPORATION. ALL RIGHTS RESERVED.

AIRSTAR


MODEL NO.               DESCRIPTION                                                         PRICE
---------               -----------                                                         -----
BASE MODEM MODULE

Base Unit
BMM-E-1207-02           Base Modem Module, 1 channel, 7 MHz ETSI, 4 QAM                    [***]
BMM-E-1214-02           Base Modem Module, 1 channel, 14 MHz ETSI, 4 QAM                   [***]
BMM-F-1210-02           Base Modem Module, 1 channel, 10 MHz FCC, 4 QAM                    [***]
BMM-F-1220-02           Base Modem Module, 1 channel, 20 MHz FCC, 4 QAM                    [***]

BASE MODEM UNIT

Base Unit
BMU-E-2000-00           Modem unit, 2 channel, 8 Mb/s per channel, 4QAM, ETSI              [***]
BMU-E-2000-01           Modem unit, 2 channel, 8 Mb/s per channel w/4 QAM or
RSM-X-1001-00           Redundancy Switching Module (up to 1:4 redundancy)                 [***]

BASE RADIO UNIT

Base Unit
BRU-E-1001-02           BRU, 10GHz, Band 1, 90(0)Sector, Vertical Polarization             [***]
BRU-E-1011-02           BRU, 10GHz, Band 1, 45(0)Sector, Vertical Polarization             [***]
BRU-E-1021-02           BRU, 10GHz, Band 1, 30(0)Sector, Vertical Polarization             [***]
BRU-E-1081-02           BRU, 10GHz, Band 1, 90(0)Sector, Horizontal                        [***]
BRU-E-10A1-02           BRU, 10GHz, Band 1, 30(0)Sector, Horizontal                        [***]
BRU-E-2601-01           BRU, 26GHz, Band 1, 90(0)Sector, Vertical                          [***]
BRU-E-2601-02           BRU, 26GHz, Band 1, 90(0)Sector, Vertical                          [***]
BRU-E-2603-01           BRU, 26GHz, Band 3, 90(0)Sector, Vertical Polarization             [***]
BRU-E-2603-02           BRU, 26GHz, Band 3, 90(0)Sector, Vertical                          [***]
BRU-E-2611-01           BRU, 26GHz, Band 1, 45(0)Sector, Vertical Polarization             [***]
BRU-E-2611-02           BRU, 26GHz, Band 1, 45(0)Sector, Vertical                          [***]
BRU-E-2613-01           BRU, 26GHz, Band 3, 45(0)Sector, Vertical Polarization             [***]
BRU-E-2613-02           BRU, 26GHz, Band 3, 45(0)Sector, Vertical                          [***]

Required Mounting Accessories
SHW-X-2001-00           BRU, Bracket, Single BRU, Pole Mount                               [***]
SHW-X-2002-00           BRU, Bracket, Dual BRU, Pole Mount, 10 GHz                         [***]

BASE SECTOR CONTROLLER

Base Unit
BSC-E-2000-00           BSC, 2 Channel, [***] Mb/s throughput                              [***]
BSC-E-4000-01           BSC, 4 Ch, [***] Mb/s/ch., 1:N redundant                           [***]
BSC-E-4000-02           BSC, 4 Ch, [***] Mb/s throughput - 4 QAM, 64 Mb/s                  [***]
BSC-X-2000-01           BSC, 2 Ch, [***] Mb/s max throughput                               [***]
BSC-X-4000-02           BSC, 4 Ch, [***] Mb/s max throughput                               [***]

Spares
BSC-E-1005-00           BSC, Front Card, 2 Channel
BSC-X-1001-00           BSC, Back Card


[***] CONFIDENTIAL TREATMENT REQUESTED

BSC-X-1001-02           BSC, Back Card
BSC-X-1005-01           BSC, Front Card, 2 Ch., [***] Mb/s max throughput
BSC-X-1005-02           BSC, Front Card, 4 Ch., [***] Mb/s max throughput


[***] CONFIDENTIAL TREATMENT REQUESTED

SUBSCRIBER ACCESS SYSTEM

Base Unit
SAS-E-1002-01           SAS, 4-QAM, 7 MHz, 2xE1, 10BaseT                                   [***]
SAS-E-1008-02           SAS, 4QAM, 2xE1, 1xX.21, 10BaseT, DC                               [***]
SAS-E-1202-02           SAS, 4QAM, 14 MHz, 2xE1, 10BaseT, DES                              [***]
SAS-E-1204-02           SAS, 4QAM, 14 MHz, 4xE1, 10BaseT, DES                              [***]
SAS-E-1222-02           SAS, 4QAM, 14 MHz, 2xE1, 2xSerial, 10BaseT, DES                    [***]

Required Software Accessories
SFW-E-1003-02           SAS, Software, Broadband Wireless OS, DES40                        [***]
SFW-E-1020-02           SAS, Software Bundle, BBWOS, IP, FR, ISDN, DES                     [***]
SFW-F-1003-02           SAS, Software, Broadband Wireless OS, DES56                        [***]
SFW-F-1020-02           SAS, Software Bundle, BBWOS, IP, FR, ISDN, DES                     [***]
SFW-X-1003-01           SAS, Software, Broadband Wireless OS                               [***]
SFW-X-1020-01           SAS, Software Bundle, BBWOS, IP, FR                                [***]

Optional Software Accessories
SFW-E-1014-00           SAS, Software, ISDN, PRI, DASS2                                    [***]
SFW-X-1010-00           SAS, Software, FR/ATM Interworking                                 [***]
SFW-X-1013-00           SAS, Software, RFC1483 IP over ATM                                 [***]

Optional Power Supply Accessories
SHW-X-3005-00           SAS, Power Supply, 220 VAC                                         [***]
SHW-X-3007-01           Power Supply, AC, Battery Back-Up                                  [***]

Optional Connector Adapter Accessories
SHW-X-3008-00           SAS, Converter, 120 Ohm to 75 Ohm                                  [***]
SHW-X-3021-00           SAS, Converter, X.21                                               [***]
SHW-X-3035-00           SAS, Converter, V.35                                               [***]

SUBSCRIBER RADIO UNIT

Base Unit
SRU-E-1002-01           SRU, ETSI 10.5 GHz, Band 2, Integral antenna                       [***]
SRU-E-1002-02           SRU, ETSI 10.5 GHz, Band 2, Integral antenna                       [***]
SRU-E-2602-01           SRU, ETSI 26 GHz, Band 2, 7 MHz Integral antenna                   [***]
SRU-E-2602-02           SRU, ETSI 26 GHz, Band 2, 14MHz, Integral antenna                  [***]
SRU-E-2604-01           SRU, ETSI 26 GHz, Band 4, 7 MHz Integral antenna                   [***]
SRU-E-2604-02           SRU, ETSI 26 GHz, Band 4, 14 MHz, Integral antenna                 [***]
SRU-E-2612-01           SRU, ETSI 26 GHz, Band 2, 7 MHz, Non-integral                      [***]
SRU-E-2612-02           SRU, ETSI 26 GHz, Band 2, 14 MHz, Non-integral                     [***]
SRU-E-2614-01           SRU, ETSI 26 GHz, Band 4, 7 MHz, Non-integral                      [***]
SRU-E-2614-02           SRU, ETSI 26 GHz, Band 4, 14 MHz, Non-integral                     [***]

Required Mounting Accessories
SHW-X-2010-00           SRU, Pole Mount, 26 GHz                                            [***]
SHW-X-2010-01           SRU, Bracket, Wall Mount, Integral Antenna                         [***]
SHW-X-2010-02           SRU, Bracket, Pole Mount, Integral Antenna                         [***]
SHW-X-2012-00           SRU, Bracket, Pole Mount, 10 GHz                                   [***]
SHW-X-2012-01           SRU, Bracket, Wall Mount, 10 GHz                                   [***]
                                                                                           [***]
Nonintegral Antenna Options
ANT-X-2601-01           Antenna, 24-26 GHz, 12" parabolic                                  [***]
ANT-X-2602-01           Antenna, 24-26 GHz, 24" parabolic                                  [***]

[***] CONFIDENTIAL TREATMENT REQUESTED

                                      NOTES

Availability of all product subject to change without notice. Please contact your Netro Sales Office for the most current availability information.

                           WARRANTY ELIGIBILITY SYSTEM
                                   TRANSACTION

The Warranty Eligibility System (WES) tracks a serialized product from manufacturing to the customer and provides up-to-date information about the product's warranty status. In order to accomplish this, WES receives data from entities whose functions affect an item's warrantability.

At the end of the manufacturing, shipping, or repair processes, information about an item will be sent to WES for inclusion on the Warranty Database. This file can be sent to WES using

1)      UNIX file transfer at,

        /ust/pool/uucppuplic/receive/wes/origsystem/WESXXNNNN where origsystem is the UNIX machine originating the file XX is a location code entry in location table and NNNN is the sequence number on the header record.

2)      or electronically sent to,

        abcod!wesrcl

3)      or via internet,

        !rlange

4) or by placing the file on a floppy disk and mailing the disk directly to the WES group at:

        Lucent Technologies, Inc.
        Westwood of Lisle
        Attn:  A.L. Fitzgerald
        2443 Warrenville Road
        Lisle, IL  60532

Batch files received for processing by WES must be processed by a Header Record as attached. Following the Data Records must be a Trailer Record also attached. The Header and Trailer Records are interrogated by WES and messages are returned to the sending location indicating the status of each file transmitted to WES.

These files should be sent at least once a week, depending on volume, in order to keep the database current. That data needs to be formatted as shown on the following page.

                                  HEADER RECORD


COLUNM               FIELD SIZE         FIELD CONTENT              COMMENTS
------               ----------         -------------              --------
1-5                  (05)               Transaction Code           &&HDR
6                    (01)               -                          Blank
7-14                 (08)               Source of Input            Job Name of Feeder
15                   (01)                                          Blank
16-19                (04)               Transmission Sequence      Zero Filled
                                        Number                     Right Justified
20                   (01)                                          Blank
21-26                (06)               Time                       HHMMSS
27                   (01)                                          Blank
28-33                (06)               Date                       MMDDYY
34-123               (90)                                          Blank
124-125              (02)               Originating Location       Location that Originated
                                                                   this Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

                                 TRAILER RECORD


COLUMN               FIELD SIZE         FIELD CONTENT              COMMENTS
------               ----------         -------------              --------
1-5                  (05)               Transaction Code           &&TLR
6                    (01)                                          Blank
7012                 (06)               Record Count
13-125               (113)                                         Blank


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

                             ADD TRANSACTION FORMAT


          COLUMN        FIELD SIZE      FIELD CONTENT              COMMENTS
          ------        ----------      -------------              --------
1)        1             (01)            Transaction Code           A
2)        2-13          (12)            Item Serial Number
3)        14-23         (10)            Order Number               Lucent Order Number
          24-38         (15)                                       Blank
4)        39-44         (06)            Manufacturing Ship Date    (MMDDYY)
5)        45-56         (12)            Parent Serial Number
6)        57-61         (05)            Product Line               Left Justified
7)        62-86         (25)            Product Identification
                                        Number
          87-123        (37)                                       Blank
8)        124-125       (02)            Originating Location       Location that Originated
                                                                   Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A=Add, R=Repair, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3)      The identifier of an order placed by a customer.

4)      The date an item was shipped from manufacturing. The format is MMDDYY.

5) The item serial number of the equipment that the current items is embedded in.

6) A five character identifier used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) The product identification number assigned by the product manager which consists of the comcode. Left justified.

8)      Location which originates the transaction.

                             RGM TRANSACTION FORMAT


          COLUMN        FIELD SIZE      FIELD CONTENT              COMMENTS
          ------        ----------      -------------              --------
1)        1             (01)            Transaction Code           G
2)        2-13          (12)            Item Serial Number
3)        14-23         (10)            Order Number               Lucent Order Number
          24-38         (15)                                       Blank
4)        39-44         (06)            Returned Date              MMDDYY
          45-123        (79)                                       Blank
5)        124-125       (02)            Originating Location       Location that Originated
                                                                   Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, G = RGM, etc.

2) (The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3) The date an item was returned accompanied by a returned goods memorandum or an SES exchange.

4)      Location which originates the transaction.

                           MMC SHIP TRANSACTION FORMAT


          COLUMN        FIELD SIZE      FIELD CONTENT              COMMENTS
          ------        ----------      -------------              --------
1)        1             (01)            Transaction Code           M
2)        2-13          (12)            Item Serial Number
3)        14-23         (10)            Order Number               Number
          24-38         (15)                                       Blank
4)        39-44         (06)            MMC Ship Date              MMDDYY
5)        62-86         (25)            Product Identification     Left Justified
                                        Number
6)        87-91         (05)            Product Line
          92-123        (32)                                       Blank
7)        124-125       (02)            Originating Location       Location that Originated
                                                                   Transaction

                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, M = MMC Ship, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (assigned by the product manager in agreement with WES) used in positions 3 and 4 of the 12 character serial number as described in KS-23490.

3)      The identifier of an order placed by a customer.

4)      The date an item was shipped from the MDC or service center.

5) The product identification number assigned by product manager which consists of the comcode. Left justified.

6) Up to five character code used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7)      Location which originates the transaction.

                            REPAIR TRANSACTION FORMAT


          COLUMN        FIELD SIZE      FIELD CONTENT              COMMENTS
          ------        ----------      -------------              --------
1)        1             (01)            Transaction Code           R
2)        2-13          (12)            Item Serial Number
3)        14-23         (10)            Repair Order
4)        24-38         (15)            Customer Repair Order
                                        Number
5)        39-44         (06)            Repair Date                MMDDYY
          45-56         (12)            Customer Order Number
                                        (overflow)
6)        57-61         (05)            Product Line               Left Justified
7)        62-86         (25)            Product Identification
                                        Number
8)        87-101        (15)            Circuit Pack Code or
                                        Microcode
9)        102-113       (12)            Circuit Pack Series or
                                        Issue of Microcode
          114-116       (03)                                       Blank
10)       117           (01)            Repair Code
11)       118-119       (02)            Manufacturing Location     *
12)       120-123       (04)            Manufacturing Date         *
13)       124-125       (02)            Originating Location


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

* Location of manufacture required or 00LL00SSSSSS or YYLL00SSSSSS Item Serial Numbers.

                LL is the location code for the site affixing the label. YY is the year of original manufacturing date SSSSSS is the next serial number to be assigned by the location.

        These formats are only valid when the item was not previously barcoded.

                            REPAIR TRANSACTION FORMAT
                                    continued

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, etc.

2) The number assigned to each unique product produced by factory. Includes a two digit manufacturing identification number (provided by WES) used in position 3 and 4 of the 12 character serial number as described in KS-23490.

3) This is the order number the item was repaired under, not the one it was initially ordered under.

4)      The customer's identifier for their repair order.

5)      Date the item was repaired.

6) At five character used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

7) The product identification number assigned by product manager which consists of the comcode. Left justified.

8)      Apparatus code assigned for identification of product at cpcode level.

9)      Product level of the cpcode.

10) The code that indicates what type of action was taken by repair organization to satisfy the customer's repair order.

        The possible values are: A = not repairable K = no trouble found R = trouble found (repairable)

11)     Two digit code indicating

12)     Date of manufacture. MMYY

13)     Location which originates the transaction.

                          SUBSTITUTE TRANSACTION FORMAT


          COLUMN        FIELD SIZE      FIELD CONTENT              COMMENTS
          ------        ----------      -------------              --------
1)        1             (01)            Transaction Code           S
2)        2-13          (12)            Replaced Item Serial
                                        Number
3)        14-23         (10)            Repair Order Number
4)        24-38         (15)            Customer Order Number
5)        39-44         (06)            Substitute Date            MMDDYY
6)        45-56         (12)            Replacing Item Serial
                                        Number
7)        57-61         (05)            Product Line               Product Line
                                                                   Left Justified
8)        62-86         (25)            Product Identification
          87-98         (12)            Customer Order Number
                                        (overflow)
          99-123        (25)                                       Blank
9)        124-125       (02)            Originating Location       Location that Originated
                                                                   Transaction


                 ALL ALPHA REPRESENTATION SHOULD BE CAPITALIZED

                          SUBSTITUTE TRANSACTION FORMAT
                                    continued

1) One digit code representing the transaction to be performed by WES, i.e. A = Add, R = Repair, S = Substitute, etc.

2) Serial number of product returned by customer or installer. Format same as item serial number.

3)      Required if item is to be added to database.

4)      The customer's identifier for their repair order.

5)      Data substitution was made.

6) Item serial number of product the repair organization returned to a customer, product withdrawn from an installation pool and added to an order, item sent in by customer on a spares exchange. Format same as item serial number.

7) A five character used to distinguish product for determining warranty, which is assigned by the product manager in agreement with WES.

8) Replacing serial number's product identification number assigned by product manager which consists of the comcode. Left justified.

9)      Location which originates the transaction.

                        Addendum 1 to Contract GN11980056

Agreement No. GN11980056 between Netro Corporation ("Supplier") and Lucent Technologies ("Company") is hereby amended as follows:

Both Company and Supplier agree to accelerated production schedule for 39 GHz point-to-multi point radios.

~   Company agrees to fund Supplier per Attachment A1.
~   Supplier agrees to deliver product per Attachment A1.

Effective October 15, 1998 the following clauses are hereby added to the agreement.

TERMINATION - For purposes related exclusively to the accelerated development of the 39 GHz point-to-multi point radio, Company may terminate accelerated state of business relationship in whole or in part by giving Supplier at least 30 days prior written notice but not before item 4 listed on Attachment A1. Prices for any work remaining with Supplier under this Agreement terminated in part may be adjusted to fairly reflect Supplier's costs resulting from work withdrawn. Upon termination, Company shall pay Supplier all amounts due for services and material, if any, provided by Supplier to Company under this agreement up to and including the effective date of termination. Such payment will constitute a full and complete discharge of Company's obligations under this Agreement.

In the event that Lucent terminates the Agreement prior to shipment of the 39GHz product to Lucent's customers, Netro agrees to pay a rebate to Lucent from its sales of the 39GHz radios. The rebate will be paid at the rate of [***] of the net sales of the 39GHz radios up to a maximum rebate of Lucent's funding prior to termination. The rebate of funding shall survive the original OEM agreement in time if Lucent's funding has not been fully rebated. If Company terminates the accelerated development of 39GHz product, Company will not recognize any preferred pricing as described in Article 3 of the OEM agreement for 39GHz product.



[***] CONFIDENTIAL TREATMENT REQUESTED

Lucent agrees that it will provide a $[***] minimum order to Netro for 39
GHz products as soon as it is able to do so but no later than December 31, 1998. Lucent realizes that unless a firm order of at least $[***] dollars is placed for 39GHz equipment, there is no economic justification to continue the development effort beyond the prototype stage. Hence in the absence of a firm order of at least [***] dollars, it is the intention of both Lucent and Netro to halt the 39 GHz development effort after the completion of the prototype

All other terms and conditions as stated in the original contract remain unchanged.

Netro Corporation                     Lucent Technologies, Inc.



By: /s/ Matthew Powell                By: /s/ David Herzberg
   ------------------------------        -------------------------------

Name:  (Print) Matthew Powell         Name:  (Print): David Herzberg
    -----------------------------          -----------------------------

Title: SVP Worldwide Sales            Title: Manager, Purchasing
      ---------------------------           ----------------------------

Date:  10/15/98                       Date:  10/15/98
     ----------------------------          -----------------------------

[***] CONFIDENTIAL TREATMENT REQUESTED

                                  ATTACHMENT A1


     39GHZ POINT TO MULTI POINT ACCELERATED PRODUCTION SCHEDULE          DELIVERY        NRE
                       MILESTONES AND DELIVERABLES                         DATE        PAYMENT
                       ---------------------------                         ----        -------
1   Completion and acceptance by Company of Supplier project             10/6/98        [***]
    plan.  Company places order with Supplier for long lead time components and procurement of personnel resources for 39 GHz radio.
2   Company and Supplier sign agreement for 39 GHz Accelerated           10/23/98       [***]
    Production.
3   Completion and acceptance by Company of 39 GHz PMP                   11/1/98        [***]
    specification and pricing for 39 GHz products.
4   Completion and acceptance by Company of Supplier's first 39          2/28/99        [***]
    GHz PMP Release 1.0 prototype radio/system.
5   Completion of qualification, delivery and acceptance by              5/31/99        [***]
    Company of three (3) production units of Release 2.0
    MATERIAL; begin manufacturing ramp.  Price for production
    units of MATERIAL is in addition to the NRE associated with this milestone.
6   Limited availability of Release 3.0 MATERIAL and delivery to         9/30/99        [***]
    Company of all appropriate design documentation.
                                                                          TOTAL         [***]


[***] CONFIDENTIAL TREATMENT REQUESTED


                                      -1-